As filed with the Securities and Exchange Commission on April 29, 2026

Registration No. 333-00101
811-05118
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 38
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 295
Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)

Principal Life Insurance Company
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(Name of Depositor)

The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392
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(Address of Depositor’s Principal Executive Offices) (Zip Code)

(515) 246-5688
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Depositor’s Telephone Number, including Area Code

Kate F. Stecklein
Principal Life Insurance Company
Principal Financial Group
711 High Street, Des Moines, Iowa 50392
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(Name and Address of Agent for Service)

Title of Securities Being Registered: PrinFlex Life ®

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)
    _____    immediately upon filing pursuant to paragraph (b)
     XX     on May 1, 2026 pursuant to paragraph (b)
    _____    60 days after filing pursuant to paragraph (a)(1)
    _____    on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
If appropriate, check the following box:
    _____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINFLEX LIFE®
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account (the "Separate Account")
This prospectus is dated May 1, 2026.
This prospectus, also known as the statutory prospectus, is only for the use of current Policy Owners. It provides information about the Policy.

The Policy features two types of investment options: (1) the Divisions of the Separate Account, each of which invests in the shares of a corresponding mutual fund or series thereof (“Underlying Fund”); and (2) the Fixed Account, which guarantees principal and credits a fixed rate of interest. Information about the Underlying Funds available as investment options under the Policy is contained in their respective current prospectuses, which you should read carefully.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of investment options, Policy benefits, or other Policy features described in this prospectus may vary depending on your financial professional or your financial professional's firm. See GENERAL DESCRIPTION OF THE POLICY - Financial Intermediary Variations.

GLOSSARY
5-Year Guarantee Premium – a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.
Adjustment – change to your Policy resulting from an increase or decrease in Face Amount or a change in: smoking status; death benefit option; rating or riders.
Adjustment Date – the Monthly Date on or next following the Company’s approval of a requested Adjustment.
Attained Age – the Insured’s age on the birthday on or preceding the last policy anniversary.
Business Day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Company (and we, us, our) - Principal Life Insurance Company.
Data Pages - the pages of the Policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Death Benefit Guarantee Premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The Fidelity VIP Government Money Market Portfolio..
Effective Date – the date on which all requirements for issuance of a Policy have been satisfied.
Face Amount – life insurance coverage amount.
Fixed Account – that part of the Policy that is not in the Divisions or Loan Account.
General Account – assets of the Company other than those allocated to the Separate Account or our other separate accounts.
Home Office – the address shown on your Policy cover page or such other address we provide.
Insured – the person named as the “Insured” on the Data Pages.
Loan Account – portion of the Policy Value that reflects the Loan Indebtedness (if you have taken out a loan).
Loan Indebtedness – the amount of any outstanding policy loan(s) and unpaid loan interest.
Maturity Date – the Policy anniversary following the Insured’s 95th birthday.
Minimum Monthly Premium – the amount that, if paid, will keep the Policy in force for one month (not taking into account the current Monthly Policy Charge and surrender charge).
Minimum Required Premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse in the first two Policy Years.
Monthly Date – the day of the month which is the same day as the Policy Date. For example, if the Policy Date is September 5, 2005, the first Monthly Date is October 5, 2005.
Monthly Policy Charge – the amount subtracted from the Policy Value on each Monthly Date.
Net Amount at Risk – the amount upon which the cost of insurance charges are based, computed as follows: the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charge was zero.
Net Policy Value – the Policy Value minus any Loan Indebtedness.
Net Premium – the gross premium paid less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Divisions and/or the Fixed Account.
Net Surrender Value – Surrender Value minus any Loan Indebtedness.
Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.

Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
Policy Value (also known as the accumulated value)  – the sum of the values in the Divisions and the Loan Account.
Policy Year – the one-year period beginning on the Policy Date and ending one day before the Policy anniversary and each subsequent one year period beginning on a Policy anniversary. For example, if the Policy Date is September 5, 2005, the first Policy Year ends on September 4, 2006.
Premium Expense Charge – the charge deducted from premium payments to cover a sales charge and state, local and federal tax payments.
Prorated Basis – in the proportion that the value of the Fixed Account or a particular Division bears to the total value of all Divisions and the Fixed Account.
Separate Account - the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has Divisions to which Net Premiums may be allocated under the Policy.
Surrender Value – Policy Value minus any surrender charge.
Target Premium – a premium amount which is used to determine any applicable Premium Expense Charge and surrender charge under a Policy. Target premiums are provided in Appendix A.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
Unit – the accounting measure used to calculate the value of each Division.
Valuation Period – the period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. E.T. on each Business Day, and ends at the close of normal trading of the NYSE on the next Business Day.
Written Request – actual delivery to the Company at our Home Office of a written notice or request, signed and dated, on a form we supply or approve, or in such other form and substance that is acceptable to us. In states where permitted, we will require you to use the form(s) we provide for certain Written Requests, along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your Policy.
Written Requests may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
you, your – the Owner of the Policy.

KEY INFORMATION
Important Information You Should Consider about the Policy

FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
Guaranteed Maximum: $43.03 per $1,000 of Face Amount (4.30%), in addition to an administration charge of $3.00 per $1,000 of Face Amount (0.30%) up to a maximum $1,500 fee.
"Face Amount" refers to the insurance coverage amount. If you fully surrender your Policy within ten years of the Policy Date shown on your Data Pages or a Face Amount increase, a surrender charge is imposed. For example, if you make an early withdrawal, you could pay a maximum surrender charge of up to $4,603 ($4,303 for surrender charge and $300 for administration charge) on a Policy with a Face Amount of $100,000. Surrender charges decline over time. Partial surrenders are not subject to the surrender charge but are assessed a transaction fee.
SUMMARY: FEE TABLES - Transaction Fees
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, including a sales charge and taxes assessed on each premium paid, a transaction charge for partial surrenders, and transfer fees.
SUMMARY: FEE TABLES - Transaction Fees CHARGES AND DEDUCTIONS
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy, as well as interest for any Loan Indebtedness. Certain fees and expenses are set based on the characteristics of the Insured (e.g., age, sex, and rating classification). You should view the Data Pages for rates applicable to you. "Data Pages" are the pages of the Policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time.
SUMMARY: FEE TABLES - Periodic Charges Other Than Annual Underlying Fund Expenses CHARGES AND DEDUCTIONS
	Investors will also bear expenses associated with the Underlying Funds , as shown in the following table:			SUMMARY: FEE TABLES - Annual Underlying Fund Expenses CHARGES AND DEDUCTIONS APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum
	Investment Options (Underlying Fund Fees and Expenses)	0.20%	2.50%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in a Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risk of Loss; Not a Short Term Investment
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor that needs ready access to cash. If you take a withdrawal, any surrender charge will reduce the value of your Policy.
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the policy (e.g., the Underlying Funds). Each investment option (including the Fixed Account) has its own unique risks. A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. You should review these investment options before making an investment decision.
PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risks of Underlying Funds
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available at https://investors.principal.com/investor-relations/our-business/credit-ratings/default.aspx.	GENERAL DESCRIPTION OF THE POLICY - General Account
Policy Lapse
When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. Poor investment performance, partial surrenders, failure to pay sufficient premiums and unpaid policy loans will increase the risk of lapse. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.
PRINCIPAL RISKS OF INVESTING IN THE POLICY - Policy Termination (Lapse) POLICY TERMINATION AND REINSTATEMENT

RESTRICTIONS		Location in Statutory Prospectus
Investments
While you may transfer amounts in the Divisions (which invest in shares of a corresponding Underlying Fund) and Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers from the Fixed Account are subject to significant limitations.Transfers are also subject to the excessive trading and market timing polices described in this prospectus.
GENERAL DESCRIPTION OF THE POLICY - Limitations on Transfers
We reserve the right to remove or substitute Underlying Funds as investment options.

Depending on your state, or your financial professional or your financial professional's firm, certain investment options may not be available.
GENERAL DESCRIPTION OF THE POLICY - Reservation of Rights GENERAL DESCRIPTION OF THE POLICY - Material State Variation GENERAL DESCRIPTION OF THE POLICY - Financial Intermediary Variations
Optional Benefits	Some optional benefits under the Policy are subject to limitations, restrictions, and additional charges, including with respect to their availability and the amounts that may be paid under such benefits.	OTHER BENEFITS AVAILABLE UNDER THE POLICY
Withdrawals may significantly reduce the value of a benefit.

Depending on your state, or your financial professional, or your financial professional's firm, certain benefits may not be available or may be available on different terms.
GENERAL DESCRIPTION OF THE POLICY - Material State Variations
GENERAL DESCRIPTION OF THE POLICY - Financial Intermediary Variations

TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
TAX ISSUES RELATED TO THE POLICY

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	The Company pays compensation to broker-dealers, financial institutions and other parties for the sale of the Policy, including commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts such as marketing allowances, expense reimbursements and education payments. Such compensation may influence the financial intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest
Exchanges
Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase the new policy rather than continue to own an existing policy.
PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest

OVERVIEW OF THE POLICY
This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.
Purpose
The Policy is an individual flexible premium variable universal life insurance policy offered by the Company. The purpose of the Policy is primarily to provide death benefit protection upon the death of the Insured.
The Policy Value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest policy expenses, interest credited to the Fixed Account, and/or investment experience of the Divisions. As a result, the Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, it is not suitable as a short-term investment due to the costs of insurance and the expenses charged. In addition, withdrawals from the Policy (as well as loans) will increase the risk of lapse and may have adverse tax consequences.
Premiums
This is a "flexible premium" policy, which means you may choose the amount and frequency of premium payments (subject to certain limitations).
Net Premium payments are allocated to the Fixed Account and the Divisions according to your instructions. The Fixed Account guarantees principal and credits a fixed rate of interest. Each Division invests in a corresponding Underlying Fund. The Underlying Funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. A full description of each Underlying Fund, including its investment objectives, policies and restrictions, charges and expenses and other operational information is contained in its prospectus. Additional information about each Underlying Fund is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY.
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the Policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s).
Payment of insufficient premiums may result in a lapse of the Policy.
Contract Features
Death Benefits/Maturity Proceeds
Under the Policy, the Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the Insured dies. Death proceeds are paid in cash or applied under a benefit payment option elected on the application (or, if no option was selected, Option 1). Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.
If the Policy is in force and the Insured is living on the Policy Maturity Date, we will pay the Owner an amount equal to the Net Surrender Value unless the Extended Coverage Rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the Policy Maturity Date unless extended by the Extended Coverage Rider.
Surrenders and Withdrawal Options
The Policy may be fully surrendered and any Net Surrender Value paid to the Owner. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed.
Partial surrenders may significantly reduce the Policy Value, the death benefit, and any optional benefits and will increase the risk of lapse. Surrenders may also have adverse tax consequences.
On or after the second policy anniversary, you may surrender a part of the Net Surrender Value. Partial surrenders are subject to limitations on the number and amounts you may surrender. The surrender charge does not apply to partial surrenders, however, a transaction fee is imposed.
Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the Net Surrender Value. You are charged interest on any Loan Indebtedness.

Outstanding policy loans and loan interest may significantly reduce the death benefit and any optional benefits, and will increase the risk of lapse. Unpaid Loan Indebtedness may also have adverse tax consequences.
Transfers
Subject to certain limitations, you may transfer funds among the Divisions and the Fixed Account. We also offer Automatic Portfolio Rebalancing.
Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of lapse. An additional charge may apply if you elect an optional benefit.

SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Data Pages for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or make withdrawals from the Policy, or transfer value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge(1) Years 1-10 after Issue or Adjustment	from each premium paid	2.75% of premium paid up to Target Premium 0.75% of premium paid in excess of Target Premium
Taxes (federal, state and local)	from each premium paid	3.45% of premium paid
Contingent Deferred Sales Charge(1) (2) Years 1-10 after Issue or Adjustment	from proceeds upon full surrender
Maximum		$43.03 per $1,000 of Face Amount
Minimum		$2.67 per $1,000 of Face Amount
Maximum Charge for a Representative Insured(3)		$13.52 per $1,000 of Face Amount
Contingent Deferred Administration Charge Years 1-10 after Issue or Adjustment		$3.00 per $1,000 of Face Amount Limited to $1,500 per Policy
Transaction fee on partial surrenders	on each partial surrender	the lesser of $25 or 2% of the amount surrendered
(1) These charges decline over time.
(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your registered representative or by phoning 1-800-247-9988.
(3) Representative Insured is a 45-year old male in Policy Year One with a risk classification of preferred non-smoker.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance:(1)	monthly
Maximum		$83.33 per $1,000 of Net Amount at Risk
Minimum		$0.06 per $1,000 of Net Amount at Risk
Maximum Charge for Representative Insured(2)		$0.29 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge	monthly	equivalent to:
Maximum		0.90% of the Division values per year
Current: Policy Years 0-9		0.90% of the Division values per year
Current: after Policy Year 9		0.27% of the Division values per year
Administration Charge	monthly
Maximum: Policy Year 1		$10.00 per month
Maximum: After Policy Year 1		$25.00 per month
Net Policy Loan Charge(3)	annually (accrued daily)
Policy Years 1-10		2.0% of loan balance per year
After Policy Year 10		0.25% of loan balance per year
(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your registered representative or by phoning 1-800-247-9988.
(2) Representative Insured is a 45-year old male in Policy Year One with a risk classification of preferred non-smoker.
(3)    The difference between the interest charged on the loan balance and the interest credited to the Loan Account.

Periodic Charges Other Than Annual Underlying Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Insurance Benefits Charges for Risk Class Standard or Better
Accelerated Benefit Rider (annual interest charge)	annually (accrued daily)	8.0% of death proceeds advanced per year
Accidental Death Benefit Rider(1)	monthly
Minimum		$0.03 per $1,000 of rider benefit
Maximum		$0.14 per $1,000 of rider benefit
Maximum Charge for Representative Insured(2)		$0.07 per $1,000 of rider benefit
Children Term Rider	monthly	$0.40 per $1,000 of rider benefit
Life Paid-Up Rider(1)	rider exercise date
Minimum		3.5% of Policy Value
Maximum		7.5% of Policy Value
Maximum Charge for Representative Insured(2)		7.5% of Policy Value
Salary Increase Rider	monthly	$0.13 per $1,000 of rider benefit in excess of $30,000
Spouse Term Rider(1)	monthly
Minimum		$0.16 per $1,000 of rider benefit
Maximum		$1.80 per $1,000 of rider benefit
Maximum Charge for Representative Spouse(3)		$0.31 per $1,000 of rider benefit
Waiver of Monthly Policy Charges Rider(1)	monthly
Minimum		$0.01 per $1,000 of Net Amount at Risk
Maximum		$0.51 per $1,000 of Net Amount at Risk
Maximum Charge for Representative Insured(2)		$0.04 per $1,000 of Net Amount at Risk
Waiver of Specified Premium Rider(1)	monthly
Minimum		$0.15 per $100 of planned periodic premium
Maximum		$0.94 per $100 of planned periodic premium
Maximum Charge for Representative Insured(2)		$0.47 per $100 of planned periodic premium

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your registered representative or by phoning 1-800-247-9988.
(2) Representative Insured is a 45-year old male in Policy Year One with a risk classification of preferred non-smoker.
(3)     A Representative Spouse is a 45-year old female with a risk classification of non-smoker.

The following table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds, including their annual expenses, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY.

Annual Underlying Fund Expenses as of December 31, 2025	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.20%	2.50%
PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss; Not a Short-Term Investment
You can lose money by investing in a Policy, including loss of principal. It is possible that investment performance could cause a loss of the entire amount allocated to the Divisions. Without additional premium payments or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the Insured’s death.
Not a Short Term Investment
This Policy is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. Costs of insurance and other Policy expenses may reduce the value of your Policy and its benefits. In addition, the benefits of tax deferral are better for investors with long time horizons. Partial surrenders may significantly reduce the Policy Value, the death benefit, and any optional benefits and will increase the risk of lapse.

Policy Termination (Lapse)
On an ongoing basis, the Policy’s Net Surrender Value must be sufficient to cover the Monthly Policy Charges and any Loan Indebtedness. It is possible that poor investment performance, Monthly Policy Charges, Loan Indebtedness, and/or partial surrenders could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.
Limitations on Access to Surrender Value
The Policy should not be viewed as a highly-liquid investment. Your ability to withdraw money from the Policy is restricted and partial surrenders may negatively affect your Policy Value, death benefit, and any optional benefits.

Partial Surrenders
Up to two partial surrenders may be made in a Policy Year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the current Net Surrender Value. The death benefit will be reduced by the amount of the partial surrender and the transaction charge.
Full Surrenders
If the full surrender is within ten years of the Policy Date or a Policy Face Amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of Policy Years is calculated from the original Policy Date through the surrender date - excluding the period during which the Policy was terminated.
Adverse Tax Consequences
A full surrender, cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Owner plus any Loan Indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•the value each year of the life insurance protection provided;
•an amount equal to any employer-paid premiums; or
•some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. Participants should consult with the sponsor or the administrator of the plan and/or with their personal tax or legal adviser to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.
Risks of Underlying Funds
Amounts that you allocate to the Divisions are subject to the risk of poor investment performance. Each Division invests in an Underlying Fund. The performance of each Division depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to an Underlying Fund's investment risks when you invest in the corresponding Division. A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund's prospectus. As with all mutual funds, as the value of an Underlying Fund's assets rise or fall, the fund's share price changes.
The Underlying Funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the Underlying Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Underlying Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Underlying Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and of any Underlying Fund may differ substantially.
Potentially Harmful Transfer Activity
This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policy owners. We have limitations and restrictions on transfer activity, which we apply to all owners of the Policy without exception.

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. If the Company is unable to meet its obligations to creditors, it is possible that the Company's obligations to you under this Policy may not be satisfied.
Conflicts of Interest
Investment Professional Compensation
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests and the compensation paid to your representative and such representative's broker-dealer for soliciting applications for the Policy.
Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase the new policy rather than continue to own an existing policy.
Compensation and Underlying Fund Selection
When selecting the Underlying Funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Underlying Funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain Underlying Funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Funds
The Company and certain of our affiliates receive compensation from certain Underlying Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an Underlying Fund’s assets and is as much as 0.25% of the average net assets of an Underlying Fund that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an Underlying Funds with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the Underlying Funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Policy and providing services on behalf of the Underlying Funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. The adviser's revenues from which such compensation is paid may be derived, in whole or in part, from the advisory fees deducted from Underlying Fund assets.

Other Conflicts of Interest
The Underlying Funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Underlying Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Underlying Funds involved in the conflict or substituting shares of other funds.
Risks Affecting Our Administration of Your Policy
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that may be beyond our control, including systems failures and operational disruptions caused by severe natural or man-made events (e.g., natural disasters, pandemics, cyberattacks). These risks are not unique to the Company and they could materially impact our ability to conduct business, safeguard your personal information, and administer the Policy (e.g., calculate Policy values or Unit Values, process Policy transactions). These events could also impact the issuers of the securities in which the Underlying Funds invest, which could cause your Policy to lose value.
The Company is highly dependent upon its computer systems and those of its business partners. This makes the Company potentially susceptible to operational and information security risks resulting from a cyber-attack or other cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction maintained by the Company, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede our ability to electronically interact with service providers. Cybersecurity threats, and methods and devices used to attack systems and networks, evolve constantly (for example, through the increased use of artificial intelligent ("AI") tools). Although we make substantial efforts to protect our computer systems from these security risks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that we, our service providers, or the Underlying Funds will be able to avoid adverse impacts from cybersecurity incidents including the types of impacts described above. If your Contract is adversely affected as a result of the failure of our cybersecurity controls, we will take reasonable steps to restore your Contract.

CORPORATE ORGANIZATION AND OPERATION
The Company
The Company is a stock life insurance company located at 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in the District of Columbia and every state. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987 and is registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to policy Owners under the Policy, subject to the Company's financial strength and claims-paying ability.
The Company does not guarantee the investment results of the Separate Account.
The Fixed Account

You may allocate Net Premiums and transfers from your Division(s) to the Fixed Account. The Fixed Account is part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Account from our Home Office or from a sales representative.
Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of assets in the General Account.
We guarantee that Net Premiums allocated to the Fixed Account accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.
We may defer payment of proceeds payable out of the Fixed Account for a period of up to six months.
The Underlying Funds
The assets of each Division of the Separate Account invest in a corresponding Underlying Fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each Division are separate from the others. A Division’s performance has no effect on the investment performance of any other Division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. Additional information about each Underlying Fund, including its name, type, investment advisor, current expenses and performance, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. You should read the Underlying Fund prospectuses carefully before investing. These documents are available without charge on the following website www.principal.com/PrinflexReport.
Voting Rights
We vote shares of the Underlying Funds owned by the Separate Account according to the instructions of the Owners. We will notify you of shareholder meetings of the Underlying Funds related to the Divisions in which you hold Units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy Owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of Underlying Fund shares that you may instruct us to vote by allocating one vote for each $100 of Policy Value in the Division. Fractional votes are allocated for amounts less than $100. We determine the number of Underlying Fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the Underlying Funds in our own right. Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

CHARGES AND DEDUCTIONS
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received; some charges are deducted on a monthly basis; and some charges are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising); administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and policy changes, reporting and overhead); and mortality expenses.
The amount of the charges in any Policy Year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a Policy Year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a Policy Year, the excess is profit to the Company.
Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a Premium Expense Charge that consists of a sales charge and taxes. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses and sales literature, and advertising.
Deductions from premiums for the Premium Expense Charge during each of the first ten years, and with respect to premiums made because of a Policy Face Amount increase during the first ten years after the increase, equal:

Percent of Premiums Paid
Sales Charge (up to Target Premium)	2.75%
Sales Charge (above Target Premium)	0.75%
State and Local Taxes(1)	2.20%
Federal Taxes	1.25%
(1) The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

Deductions from premiums for the Premium Expense Charge after the first ten years, and with respect to premiums made because of a Policy Face Amount increase more than ten years after the increase, equal:

Percent of Premiums Paid
Sales Charge	—%
State and Local Taxes(1)	2.20%
Federal Taxes	1.25%
(1) The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

Target Premium
The Target Premium is based on the gender and age of the Insured (see APPENDIX A- TARGET PREMIUMS). The Target Premium is a calculated premium amount used to determine the Premium Expense Charge and the surrender charge. The Target Premium is not required to be paid.
Surrender Charge - Full Surrenders
A surrender charge is imposed upon full surrender of the Policy within ten years of the Policy Date or of a Face Amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge compensates us for expenses related to the sale of the Policy.
Surrender charges have two components – the contingent deferred sales charge and the contingent deferred administration charge. The table below shows the maximum surrender charges.

Contingent Deferred Sales Charge	$43.03 per $1,000 of Face Amount
Contingent Deferred Administration Charge Years 1-10 after Issue or Adjustment	$3.00 per $1,000 of Face Amount Limited to $1,500 per Policy
Surrender charges vary based on premiums paid, Face Amount, age at issue or Adjustment, state of issue and number of Policy Years since issue or Adjustment. The charge applies only during the first ten Policy Years unless there is a Face Amount increase. A Face Amount increase has its own surrender charge period that begins on the Adjustment Date. The total surrender charge on the Policy is the sum of the surrender charges for the Face Amount at issue and each Face Amount increase. The surrender charge is not affected by any decrease in Face Amount or any change in Face Amount resulting from a change of death benefit options.
The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.
Contingent deferred sales charge (CDSC)
The contingent deferred sales charge is equal to 47.25% of the lesser of 1) the sum of all premiums paid up to date, or 2) the Target Premium total as calculated below.
The Target Premium total used to calculate the CDSC is the Target Premium times a multiplier based on the age of the Insured and the state in which the Policy was issued. The Target Premium can be found in Appendix A. The multiplier is shown in the table below:

Target Premium Multiplier
Insured’s Age on Issue or Adjustment Date	All States Except Oregon and New York	New York	Oregon
0-45	2.00	2.00	2.00
46-50	2.00	1.90	2.00
51-55	2.00	1.75	2.00
56-60	2.00	1.65	2.00
61-65	2.00	1.55	2.00
66-70	1.50	1.50	1.45
71-75	1.08	1.10	1.05
76-80	0.80	0.80	0.80
81-85	0.48	0.50	0.50

CDSC Example:	Target Premium (250 x 14.31(from Appendix A)) Target Premium multiplier (from table above) Target Premium total for CDSC	$3,577.50 2.00 $7,155.00
The Target Premium total ($7,155.00 is less than the total of all premiums paid ($8,000.00)).
CDSC: 47.25% x $7,155.00 = $3,380.74

The example assumes:	Insured’s age: 45 Insured’s gender: Male premiums paid to date: $8,000.00	issue state: Florida Face Amount: $250,000	Adjustments: none years in force: 1
Contingent deferred administration charge (CDAC)
The contingent deferred administration charge is $3 per $1,000 of Face Amount. The CDAC is subject to a maximum of $1,500.

CDAC Example:	Face Amount divided by times CDAC is	$ 250,000 1,000 250 $ 3.00 $ 750.00

The example assumes:	Insured’s age: 45 Insured’s gender: Male premiums paid to date: $8,000.00	issue state: Florida Face Amount: $250,000	Adjustments: none years in force: 1

Surrender charge percentage
The surrender charge during any Policy Year is equal to ((a) plus (b)) times (c) where:
(a) is the CDSC;
(b) is the CDAC; and
(c) is the applicable surrender charge percentage shown below:

Surrender Charge Percentage Table
Number of years since Policy date and/or the Adjustment Date	The following percentage of surrender charge is payable
0 through 5	100.00%
6	95.24
7	85.71
8	71.43
9	52.38
10	28.57
11 and later	—

Surrender Charge Example:	CDSC plus CDAC times the applicable percentage total surrender charge	$ 3,380.74 750.00 $ 4,130.74 100.00% $ 4,130.74
The example assumes:	Insured’s age: 45 Insured’s gender: Male premiums paid to date: $8,000.00	issue state: Florida Face Amount: $250,000	Adjustments: none years in force: 1
When the Face Amount on a Policy is increased, the surrender charge on the additional Face Amount is calculated separately. For example, if the above Policy had a face increase of $10,000 in Policy Year 3, the surrender charge on the original Face Amount would be calculated as shown above. The surrender charge on the Face Amount increase is calculated separately based on the Insured’s age at the time of the increase. The surrender charges are added together to determine the total surrender charge. In this example, in Policy Year 11 the surrender charge on the original Face Amount is zero and the surrender charge on the Face Amount increase applies for an additional 3 years (for a total of 11 years after the Face Amount increase).
Surrender charges do not typically start high and decrease over time. Typically, surrender charges on the Policy are lower in the first two Policy Years, reach a maximum level in the third year and decrease after year five. Please refer to your policy Data Pages for the Table of Maximum Surrender Charges.
Surrender charge limitation. If you surrender your Policy within two years of issue or of an increase in Face Amount, a sales charge refund is made to the extent that the total sales charge deducted exceeds (a) plus (b) where:
•(a) is 30% of actual premium payments made up to the lesser of:
•one guideline annual premium; or
•the maximum amount of premiums subject to the deferred sales charge.
•(b) is 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of:
•two guideline annual premiums; or
•the maximum amount of premiums subject to the deferred sales charge.
Effective May 21, 2001, the Sales Charge Limitation no longer applies in states where permissible. This change only applies to Policies issued after May 21, 2001. Please consult your sales representative for availability.
Surrender Charge - Partial Surrenders
No surrender charge is imposed on a partial surrender, but a transaction fee is applied to each partial surrender and withdrawn in the same proportion as your Monthly Policy Charge allocation.

Transaction fee on partial surrenders	Lesser of $25 or 2% of amount surrendered

Net Policy Loan Charge
The net policy loan charge represents the difference between the interest charged on the Loan Indebtedness and the interest credited to the Loan Account. See LOANS for more detail.

Policy Years 1-10	2.2% of Loan Indebtedness
After Policy Year 10	0.25% of Loan Indebtedness
Monthly Policy Charge
On the Policy Date and each Monthly Date thereafter, we deduct the Monthly Policy Charge, which includes:
•Cost of Insurance Charge
•Monthly Administration Charge
•Mortality and Expense Risk Charge
•Optional Insurance Benefit Charges
•any additional charges shown on the Data Pages.
The Monthly Policy Charge deduction is made from your Policy Value in the Divisions and/ or Fixed Account (but not your Loan Account). The deduction is made using your current Monthly Policy Charge allocation percentages. Your allocation percentages may be: the same as allocation percentages for premium payments; determined on a Prorated Basis; or determined by any other allocation method upon which we agree. If you do not designate Monthly Policy Charge allocation percentages, the charge will be allocated the same as the allocation percentages for premium payments. For each Division and/or the Fixed Account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next Monthly Date. If we cannot follow your instructions because of insufficient value in any Division and/or the Fixed Account, the Monthly Policy Charge is deducted on a Prorated Basis.
Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy.

Maximum Charge	$83.33 per $1,000 of Net Amount at Risk (8.33%)
Minimum Charge	$0.06 per $1,000 of Net Amount at Risk
Current Charge for Representative Insured (45 year old male in Policy Year One with a risk classification of non-smoker)	$0.26 per $1,000 of Net Amount at Risk
The monthly cost of insurance charge is (a) multiplied by (b) where:
(a) is the cost of insurance rate (described below) divided by 1,000; and
(b) is the Net Amount at Risk.
Different cost of insurance rates may apply to Face Amount increases. The cost of insurance for the increase is based on the Insured’s gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the Insured’s gender*, Attained Age and risk classification at the time of the increase.
*    The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insured.
The Net Amount at Risk is the difference between the death benefit and the Policy Value. The lower the Policy Value, the higher the Net Amount at Risk thus higher cost of insurance charges. The Net Amount at Risk is affected by: investment performance; policy loans and unpaid loan interest; payment of premiums, fees and charges; death benefit option chosen; partial surrenders; and Face Amount Adjustments.
For groups and persons buying Policies under a sponsored arrangement that have been granted flexible underwriting, the cost of insurance charge may increase because of higher anticipated mortality experience. As a result, rates for healthy individuals in a group may be greater under special underwriting programs because they bear a portion of the cost of insuring the less healthy individuals in the group.

Monthly Administration Charge
This charge reimburses us for the costs of maintaining the Policy, including accounting and record keeping.

Maximum Monthly Administration Charge (Policy Year One)	$25.00 per month
Maximum Monthly Administration Charge (after Policy Year One)	$10.00 per month
Mortality and Expense Risks Charge
The mortality and expense risks charge compensates us for distribution and administrative expenses.

Mortality and Expense Risk Charge	equivalent to:
Maximum	0.90% of the Division values per year
Current: Policy Years 0-9	0.90% of the Division values per year
Current: after Policy Year 9	0.27% of the Division values per year
We reserve the right to increase the annual rate after the ninth Policy Year but guarantee that the maximum annual rate will not exceed 0.90% of the Division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.
Optional Insurance Benefits Charges
For optional insurance benefits that charge a fee, charges are summarized below

Optional Benefit/Rider	Charge for Insureds with a Risk Classification of Standard or Better
Accelerated Benefit
No charge. However, death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged. Interest charged is at an annual rate of 8.0%.

Accidental Death Benefit	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.03 nor to exceed $0.14 per $1,000 of the rider benefit..
Children Term	The monthly charge is $0.40 per $1,000 of the rider benefit..
Life Paid-Up (Overloan Protection)	There is no charge for the rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to be less than 3.5% of the Policy Value nor to exceed 7.5% of the Policy Value.
Salary Increase Rider	The monthly charge is $0.13 per $1,000 of the rider benefit in excess of $30,000.
Spouse Term	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.16 nor to exceed $1.80 per $1,000 of the rider benefit..
Waiver of Monthly Policy Charges	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.01 nor to exceed $0.51 per $1,000 of Net Amount at Risk.
Waiver of Specified Premium	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.15 nor to exceed $0.94 per $100 of Planned Periodic Premium..
Distribution of the Policy
The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first Policy Year (or the first year following an Adjustment) up to the surrender Target Premium. In addition, a commission of up to 3.0% of premium above the surrender Target Premium received in the first Policy Year (or first year following an Adjustment may be paid. After the first year, following the Policy Date (or Adjustment Date), commissions range from 0% to 4.0% of premiums received. Expense allowances may be paid to agents and brokers based on premiums received. Expense allowances may be paid to agents and brokers based on premiums received.
The Company has appointed Principal Securities, Inc. ("PSI") , Des Moines, Iowa 50392, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy.
Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.
Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or registered representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your registered representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Divisions of the Separate Account and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the Underlying Fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy Owners’ instructions.
Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from Underlying Funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.
Underlying Fund Charges
The assets of each Division are used to purchase shares in a corresponding Underlying Fund at net asset value. The net asset value reflects management fees and operating expenses already deducted from the assets of the Underlying Fund. Current management fees and operating expenses for each Underlying Fund are shown in its prospectus.
GENERAL DESCRIPTION OF THE POLICY
General Account
The Company's general obligations, Including those under the Fixed Account, and any guaranteed benefits under the Policy are supported by our General Account (and not by the Separate Account) and are subject to the Company's claims-paying ability. A Policy Owner should look to the Company's financial strength for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Underlying Funds.
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, Data Pages, copies of any supplemental applications, amendments, and endorsements. No statement, unless made in an application, is used to void a Policy (or void an Adjustment in the case of an Adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.
Rights under the Policy
Ownership
Unless changed, the Owner(s) is as named in the application. The Owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).
All rights and privileges of ownership of a Policy end if:

•the death proceeds are paid;
•the maturity proceeds are paid;
•the Policy is surrendered; or
•the grace period ends without our receiving the payment required to keep the Policy in force.
If an Owner dies before the Policy terminates, the surviving Owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all Owners die before the Policy terminates, the Policy's ownership interest passes to the Insured. If the Owner is not a natural person and is no longer in existence, the Insured becomes the Owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.
You may change your ownership designation. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the Insured dies before the Maturity Date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a Written Request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a Written Request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the Insured, the death proceeds are paid to the Owner(s) or the estate of the Owner(s) in equal percentages unless otherwise specified.
Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the revocable beneficiary(ies), are subject to any assignment on file with us.
Limitations on Transfers
You may request scheduled and unscheduled transfers between the Divisions and/or the Fixed Account by:
•sending us a Written Request;
•calling us if telephone privileges apply (1-800-247-9988); or
•visiting www.principal.com (if internet privileges apply).
You must specify the dollar amount or percentage to transfer. The transfer is made, and the values determined as of the end of the Valuation Period in which we receive your request.In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.
You may elect to have automatic transfers made out of one Division into one or more of the other Divisions or the Fixed Account. You choose the investment options, the dollar amount(s) and timing of the transfers. There is no transfer fee on scheduled transfers. There is no fee for participation in the scheduled transfer program. Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same Policy Year.
You may not make a transfer to the Fixed Account if:
•a transfer has been made from the Fixed Account to a Division within six months; or
•immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).
Below are additional limitations and requirements for transfers:

Division Transfers:	Unscheduled	Scheduled/Automatic
Minimum Transfer Amount	$50.00	$50.00
Transfer Fee and Other Limitations	No charge.	No charge for participating in the automatic transfer program. The value of the Division must be equal to or more than $2,500 when your scheduled transfers begin. Transfers continue until your interest in the Division has a zero balance or we receive Written Request to stop them. We reserve the right to limit the number of Divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers:	Unscheduled	Scheduled/Automatic
Number and Timing	one unscheduled Fixed Account to Division(s) transfer within the 30-day period following the Policy Date and following each policy anniversary	Monthly basis from the Fixed Account to Divisions. Begins on the Monthly Date following the request.
Minimum Transfer Amount	$50.00	$50.00
Maximum Transfer Amount	25% of Fixed Account Value (unless Fixed Account value is less than $1,000)	2% of the Fixed Account value as of the specified date
Transfer Fee and Other Limitations	No charge.
No charge. The value of your Fixed Account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000. Scheduled transfers continue until your value in the Fixed Account has a zero balance or we receive your Written Request to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer.
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of Written Request of the change.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your Policy Value in the Divisions over time.

Example:You may choose to rebalance so that 50% of your Policy Values are in the Money Market Division and 50% in the SmallCap Value I Division. At the end of the specified period, market changes may have caused 60% of your value to be in the Money Market Division and 40% in the SmallCap Value I Division. By rebalancing, Units from the Money Market Division are sold and the proceeds are used to purchase Units in the SmallCap Value I Division so that 50% of the Policy Values are once again invested in each Division.
You may elect APR at the time of application or after the Policy has been issued by:
•calling us at 1-800-247-9988 (if telephone privileges apply);
•mailing us your Written Request;
•faxing us at 1-866-885-0390; or
•visiting www.principal.com (if internet privileges apply).
There is no charge for participation in the APR program. The APR transfers:
•do not begin until the later of expiration of the examination offer period or the DCA Duration, if applicable;
•are done without charge;
•may be done on the frequency you specify: quarterly (on a calendar year or Policy Year basis); or semiannual or annual (on a Policy Year basis).
•are made at the end of the next Valuation Period after we receive your instruction;
•are not available for values in the Fixed Account; and
•are not available if you have scheduled transfers from the same Divisions.

Automatic portfolio rebalancing is also the term used in connection with certain non-qualified deferred compensation plans. In these instances, the plan has a service agreement directing the service provider to give effect to the plan’s allocation instructions.
Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations.
We also reserve the right to amend or terminate the special plans described in this prospectus; for example, preauthorized premium payments. You would be notified of any such action to the extent required by law.
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.
Examples of the changes we may make include:
•transfer assets in any Division to another Division;
•add, combine or eliminate Divisions; or
•substitute the shares of a Division for shares in another Division:
•if shares of a Division are no longer available for investment; or
•if in our judgment, investment in a Division becomes inappropriate considering the purposes of the Division.
If we eliminate or combine existing Divisions or transfer assets from one Division to another, you may change allocation percentages and transfer any value in an affected Division to another Division(s) without charge. If we substitute one Underlying Fund for another, you may change allocation percentages. You may exercise these privileges until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise these rights if you have an interest in the affected Division(s).
Suicide
Death proceeds will not be paid if the Insured dies by suicide, while sane or insane, within two years of the Policy Date. Instead, we will return all premiums paid, less any Loan Indebtedness, less any partial surrenders. Death proceeds which are a result of a Face Amount increase made under an Adjustment or a rider that requires evidence of insurability will not be paid if the Insured dies by suicide, while sane or insane, within two years of the Adjustment Date. Instead, we will return the sum of the Monthly Policy Charges paid for the increased amount of protection.
Delay of Payments or Transfers
Payment due to surrenders, policy loans, death or maturity proceeds, and transfers to or from a Division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a Division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If a payment or transfer is delayed and your instruction is not canceled by your written request, the transaction will occur on the first Business Day following the expiration of the permitted delay. The transaction is generally made within five days thereafter.

In addition, we reserve the right to defer payment of that portion of your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 Business Days) to allow the check to clear the banking system.
We may defer payment of proceeds payable out of the Fixed Account for a period of up to six months.
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the Underlying Funds by forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund and causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Underlying Funds; and
•Increase expenses of the Underlying Fund and Separate Account due to increased broker-dealer commissions; and increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Underlying Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an Underlying Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract Owner or other person authorized by the Owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfer during a Contract year to no more than 12;
•Prohibiting you from requesting a transfer among the Divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the Underlying Fund.
The Underlying Funds have reserved the right to accept or reject, without prior written notice, any transfer requests.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two Business Days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

Material State Variations
Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in the state in which the Policy was issued. A general summary of material state variations is below. The specific variations from the information appearing in this prospectus which are required due to individual state requirements are contained in Your Policy, or in riders or endorsements attached to Your Policy. You should refer to Your Policy for these state specific features.

State with Variation	Provision/Rider	Description of Variation
NJ, TX	Salary Increase Rider	Rider Unavailable (TX) Rider unavailable for individual policies (NJ)
NJ, TX	Extra Protection Increase Rider	Rider unavailable for individual policies (TX) Rider unavailable for individual policies (NJ)
MA, TX	Extended Coverage Rider	Rider Unavailable
NJ, NY	Accounting Benefit Rider	Rider Unavailable
NJ	Change of Insured Rider	Rider unavailable for individual policies.
NJ	Children Term Insurance Rider	Rider unavailable for business policies.
NJ	Spouse Term Rider	Rider unavailable for business policies.
IL, NJ, TX, WA	Aviation Exclusion	Not applicable Not applicable for business policies (NJ).
AZ, CT, GA, IL, KY, MD, MN, MO, NH, NJ, NY TN, TX, WA, WI	Hazardous Sports Exclusion	Not applicable Not applicable for business policies (NJ).
DC. IN, MA, NJ, NY, VT	Accelerated Benefits Rider	Rider Unavailable
FL	Extended Coverage Rider	Rider Unavailable
MA, NJ, NY, PA	Grace and Reinstatement Endorsement	Unavailable
MA	Life Paid Up Rider	Rider Unavailable
Financial Intermediary Variations
There may be variations in the availability of investment options, Policy benefits, and other Policy features described in this prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which the Policy is sold or continues to be serviced. For example, your financial intermediary may not recommend a particular investment option or benefit to you. Any such financial intermediary variations are not known or reasonably available to the Company, and based on several considerations (e.g., the large number of broker-dealers through whom the Policies are distributed, and the terms of our existing selling agreements), the Company does not believe it can obtain information about any such financial intermediary variations without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Policy benefits, and other Policy features that may apply through your financial professional’s broker-dealer.

PREMIUMS

Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.
The amount and frequency of your premium payments affects the Policy Value, the Net Policy Value, and how long the Policy remains in force. Insufficient premium payments may cause the Policy to lapse as described in POLICY TERMINATION AND REINSTATEMENT.
Premium payments may be delivered to us as follows:
•If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice; or

•By mailing your payment according to the instructions below.
Premium Payment Mailing Instructions:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431

Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
Minimum Required Premium and 5-Year Guarantee Provisions
Your Policy has either a Minimum Required Premium or a 5-Year Guarantee provision. The 5-Year Guarantee provision only applies to Policies issued after May 21, 2001 where permitted by state law. If the 5-Year Guarantee provision applies to your Policy and you meet the premium requirement, your Policy is guaranteed not to lapse during the first five Policy Years even if the Net Surrender Value is insufficient to cover the Monthly Policy Charge.
Minimum Required Premium - during first 24 months after Policy Date
You must pay a Minimum Required Premium during the first 24 months from the Policy Date. The Minimum Required Premium is the amount that, if paid, will keep the policy in force for one month, taking into account the current Monthly Policy Charges and surrender charge. The Minimum Required Premium on a Monthly Date is equal to (a) times (b) where:
(a)    is the Minimum Monthly Premium as shown on the current Data Pages; and
(b)    the number of completed months since the Policy Date.

NOTE:    The amounts of the Minimum Required Premium (if applicable) and the Death Benefit Guarantee premiums are different due to the length of time coverage is provided by each. The Minimum Required Premium ensures that the Policy will not lapse during the first 24 months following the Policy Date. The Death Benefit Guarantee premium provides a guarantee that the Policy will not lapse during the later of the first 60 months following the Policy Date or the Insured’s age 65. Since the Death Benefit Guarantee can provide a longer no-lapse guarantee, the Death Benefit Guarantee premium is higher than the Minimum Required Premium.

Example:    If the policy Face Amount is $250,000 and the Insured is a male with an Attained Age of 45 who is a nonsmoker:
Minimum required premium is $3,082. (The policy Face Amount (divided by 1000) multiplied by the Minimum Required Premium rate of $12.00 plus $82.00)
Death benefit guarantee premium requirement is $3,659.50. (The policy Face Amount (divided by 1000) multiplied by the Death Benefit Guarantee premium rate of $14.31 plus $82.00)

5-Year Guarantee Provision
During the first 60 months from the Policy Date, the Policy will stay in force even if the Policy’s Net Surrender Value is insufficient to cover Monthly Policy Charge. If ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of the premiums paid;
(b)    is the sum of all existing policy loans, unpaid loan interest, partial surrenders and transaction charges; and
(c)    is the sum of the Minimum Monthly Premiums (as shown on your data page) since the Policy Date to the most recent Monthly Date.
After the first 60 months from the Policy Date, making premiums under your planned periodic schedule does not guarantee that your Policy will stay in force unless:
•your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date, or
•the Death Benefit Guarantee rider is in force.
Death Benefit Guarantee
The Death Benefit Guarantee rider provides that, subject to satisfaction of the Death Benefit Guarantee requirement, the Policy will not terminate prior to the later of the Insured attaining age 65 or 5 years from policy issue even if the policy Net Surrender Value is insufficient to cover the Monthly Policy Charge.

The Death Benefit Guarantee premium requirement is that ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of premiums paid;
(b)    is the sum of the Loan Indebtedness and all partial surrenders; and
(c)    is the sum of the Death Benefit Guarantee premiums since the Policy Date to the most current Monthly Date.
Example:    If the policy Face Amount is $250,000 and the Insured is a male with an Attained Age of 45 who is a nonsmoker:
5-Year Guarantee Provision premium requirement is $2,170. (The policy Face Amount (divided by 1000) multiplied by the 5-Year Guarantee Provision premium rate of $8.68)
Death benefit guarantee premium requirement is $3,659.50. (The policy Face Amount (divided by 1000) multiplied by the Death Benefit Guarantee premium rate of $14.31 plus $82.00)
Premium Limitations
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the Policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
•If we receive such premium payments more than 30 days from the date the applicable limit will increase, we will refund the excess premium payment to you.
•If we receive such premium payments within 30 days from the date the applicable limit will increase, we will hold the excess premium payment in a non-interest bearing account and apply it to your policy once the applicable limit increases.
Allocation of Premiums
Net premium payments are allocated to the Divisions and/or Fixed Account according to your instructions (the allocation percentage must be zero or a number). The total of all the allocation percentages must equal 100. Net premium payments are allocated as of the Valuation Period in which they are received in good order. Incomplete allocation instructions may cause a delay in processing.
The percentage allocation for future premium payments may be changed, without charge, at any time by:
•sending a Written Request to us;
•calling us at 1-800-247-9988 (if telephone privileges apply); or
•visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the Valuation Period in which your new instructions are received.
Division Valuation
There is no guaranteed minimum Division value. Its value reflects the investment experience of the Division. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the Insured’s death.
At the end of any Valuation Period, your value in a Division is:
•the number of Units you have in the Division
•multiplied by the value of a Unit in the Division.
The number of Units is the total of Units purchased by allocations to the Division from:
•your initial premium payment (less Premium Expense Charges);
•plus subsequent premium payments (less Premium Expense Charges);
•plus transfers from another Division or the Fixed Account
minus Units sold:
•for partial surrenders from the Division;
•as part of a transfer to another Division, the Fixed Account or the Loan Account; and
•to pay Monthly Policy Charges and any transaction fees.
We calculate Unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate Unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day, Juneteenth, National Independence Day, and Independence Day. In addition, we do not calculate Unit values if an emergency exists making disposal or valuation of securities held in the Underlying Funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the Unit value of a Division, the Unit value from the previous Business Day is multiplied by the Division’s net investment factor for the current Valuation Period. The number of Units does not change due to a change in Unit value.
The net investment factor measures the performance of each Division. The net investment factor for a Valuation Period is calculated as follows:
[{the share price of the Underlying Fund at the end of the Valuation Period before that day’s transactions plus
the per share amount of the dividend (or other distribution) made by the Underlying Fund during the Valuation Period}
divided by
the share price of the Underlying Fund at the end of the previous Valuation Period after that day’s transactions].
When an investment owned by an Underlying Fund pays a dividend, the dividend increases the net asset value of a share of the Underlying Fund as of the date the dividend is recorded. As the net asset value of a share of an Underlying Fund increases, the Unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of Units you own in the Division.
DEATH BENEFITS AND POLICY VALUES
Death Proceeds
If coverage is in effect and the Insured dies before the Maturity Date, we pay death proceeds. We must receive:
•proof of the death of the Insured;
•Beneficiary’s Statement (Claim Form)*; and
•Trust Agreement (if the beneficiary is a trust).
*    If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.
Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).
The payments are made in cash lump sum or under a fixed benefit payment option. Death proceeds are calculated as of the date of the Insured’s death and include:
•the death benefit described below;
•minus Loan Indebtedness;
•minus any overdue Monthly Policy Charges if the Insured died during a grace period;
•plus interest on the death proceeds as required by state law;
•plus proceeds from any benefit rider on the Insured’s life.
Benefit Instructions
While the Insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the Insured’s death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. These choices are also available if the Policy matures or is surrendered. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.
The fixed benefit payment options include:
•Custom Benefit Arrangement
    A specially designed benefit option may be arranged with our approval.
•Proceeds left at interest
    We hold the amount of the benefit on deposit. Interest payments are made annually, semiannually, quarterly or monthly as selected.
•Fixed Income
    We pay income of a fixed amount for a fixed period (not exceeding 30 years).
•Life Income
    We pay income during a person’s lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
•Joint and Survivor Life Income
    We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
•Joint and Two-thirds Survivor Life Income
    We pay an income during the lifetime of two people and two-thirds of the original amount during the remaining lifetime of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the Insured, the death proceeds will be paid to the Owner or the Owner’s estate unless otherwise specified.
Death Benefit Option
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.
The two death benefit options available are:
Death Benefit Option 1 - the death benefit equals the greater of:
•the Face Amount; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.
Death Benefit Option 2 - the death benefit equals the greater of:
•the Face Amount plus the Policy Value; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.

APPLICABLE PERCENTAGES*
(For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

Insured’s Attained Age	percentage
40 and under	250
45	215
50	185
55	150
60	130
65	120
70	115
75 through 90	105
95	100
*    The applicable percentage tables are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Internal Revenue Code.
Example: Death Benefit Option: 1
Face Amount: $250,000
                 Policy Value: $150,000
Attained Age: 45
Risk Class: Preferred Non-smoker
Applicable Percentage: 215%
Death Benefit: $150,000 x 215% = $322,500

Change in Death Benefit Option
You may change the death benefit option on or after the second policy anniversary. Up to two changes are allowed per Policy Year. Your request must be made in writing and approved by us. The effective date of the change will be the Monthly Date that coincides with, or next follows, our approval.
We will increase or decrease the Face Amount so that the death benefit immediately after the change equals the death benefit before the change. If the death benefit option involves a face decrease, you may elect to keep the current Face Amount, subject to underwriting review and approval.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the Face Amount. The amount of the decrease is equal to the Policy Value on the effective date of the change. If there have been increases in the Face Amount, the decrease of Face Amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000 + $50,000)	$50,000

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the Face Amount. The amount of the increase is equal to the Policy Value on the effective date of the change. The Face Amount increase will be in the same proportion as the Face Amount to the Face Amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000
Maturity Proceeds
The Maturity Date is the policy anniversary where the Insured’s Attained Age is 95 and is shown on your current Data Pages. If the Insured is living on the Maturity Date, the Policy is in force and you do not want the Maturity Date extended by the Extended Coverage Rider, maturity proceeds equal to the accumulated value less policy loans and unpaid loan interest are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.
The maturity proceeds are paid either as a cash lump sum on the Maturity Date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the Maturity Date automatically be extended to the date of the Insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).
Adjustment Options
Increase in Face Amount
You may request an increase at any time provided that the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. The minimum increase in Face Amount is $50,000. A Face Amount increase request made in the first 60 policy months will increase the 5-Year Guarantee Premium for the remainder of the 60 months. If MRP applies, the MRP amount will be increased if an increase is made in the first two Policy Years. At any time an increase is made, surrender charges will apply.
The request must be made on an Adjustment application. The application must be signed by the Owner(s) and the Insured. If your request is not approved, no changes are made to your Policy.
We will approve your request if:
•the Insured is alive at the time of your request; and

•the Attained Age of the Insured is 85 or less at the time of the request; and
•we receive evidence satisfactory to us that the Insured is insurable under our underwriting guidelines in place at the time of your request.
The increase in Face Amount is in a risk classification determined by us. The Adjustment is effective on the Monthly Date on or next following our approval of your request.
We calculate an “adjustment conditional receipt premium deposit” (payment that accompanies request) based on your request for an increase. If you make a payment with your Adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.
Any payment made with the Adjustment application is held in our General Account without interest. If we approve the Adjustment, on the effective date of the Adjustment, the amount of the premium payment being held minus the Premium Expense Charge is moved to the Divisions and/or Fixed Account. Your current premium allocation percentages are used to make this allocation.
The cost of insurance charge will increase in the event of an increase in a Policy’s Face Amount. If there is insufficient value to pay the higher charges after an increase in Face Amount, the Policy will lapse unless the 5-Year or Death Benefit Guarantees are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in Face Amount.
Decrease in Face Amount
On or after the second policy anniversary, you may request a decrease in the Face Amount. No transaction fee is imposed on decreases in the Face Amount. A decrease in Face Amount lowers the cost of insurance charges but does not reduce surrender charges, the 5-Year Guarantee Premium amount or the Minimum Required Premium. A decrease is requested as follows:
•the request must be made on an Adjustment application;
•the application must be signed by the Owner(s);
•the Policy is not in a grace period;
•Monthly Policy Charges are not being waived under a waiver rider; and
•the decrease may not reduce the Face Amount below $50,000.
A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the Policy Value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.
Policy Values
Your Policy Value is equal to the sum of the values in your Divisions, Fixed Account and Loan Account. The Policy Value:
•increases as premiums are applied and interest is credited;
•decreases as policy loans, partial surrenders and policy expenses are deducted; and
•increases or decreases as the Investment experience in your chosen Divisions fluctuates.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with the Policy, other standard and/or optional benefits may also be available. The following table summarizes information about those benefits. For information about the fees associated with each benefit included in the table, if any, see SUMMARY: FEE TABLES.

Not all optional insurance benefits (including those referred to below as "standard") are available to all Owners or in all states, and provisions may vary. In addition, depending on your financial professional or your financial professional's firm, certain benefits may not be available, or may be available on different terms. See GENERAL DESCRIPTION OF THE POLICY - Financial Intermediary Variations.

Name of Benefit	Purpose	Standard/Optional	Charge	Brief Description of Restrictions/Limitations
Accelerated Benefit	Provides the option to receive an advance of a portion of the death proceeds if the Insured becomes diagnosed as terminally ill with a life expectancy of less than 12 months.	Optional	No(1)	Limited to 75% of Face Amount, up to a maximum of $1,000,000. Advance may be taxable.
Accidental Death Benefit	Provides an additional death benefit if the Insured’s death is caused by accidental means	Optional	Yes
Accounting Benefit	Provides that if the Policy is surrendered in the first ten years, any surrender charge will be waived.	Optional	No	available on business cases only; does not apply to a Policy surrendered for replacement. Approval required
Change of Insured	Allows the business to change the Insured when an employee leaves employment or ownership of the business changes	Optional	No	available on business cases only
Children Term	Provides insurance coverage for the Insured's child(ren)	Optional	Yes
Cost of Living Increase	Provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability	Standard(2)	No(3)
Death Benefit Guarantee	Guarantees the Policy will not lapse if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement	Standard(4)	No	The level of premium paid determines whether the guarantee is extended to the Insured’s Attained Age 95. If the rider terminates, it may not be reinstated.
Extended Coverage	Extends the Policy beyond the Maturity Date as long as the Policy is still in-force and the Insured is living on the Policy Maturity Date	Standard(5)	No	After the Policy Maturity Date:, certain limitations and restrictions are imposed on the Policy.
Extra Protection Increase	Provides increases in the Face Amount based on the amount of premiums paid into the Policy without requiring evidence of insurability	Optional	No(3)	available on business cases only; must be elected at time or application or any time prior to issue
Life Paid-Up (Overloan Protection)	Under certain circumstances, guarantees the Policy will not lapse when there is large Loan Indebtedness by converting the Policy to paid-up life insurance	Optional	Yes	Once the rider benefit begins, certain limitations and restrictions are imposed on the Policy. You should consult your tax advisor regarding this rider.
Salary Increase	Provides increases in the Face Amount, up to the rider benefit amount, based on salary adjustments without requiring evidence of insurability.	Optional	Yes	available on business cases only. If you elect this rider, we will not add the Cost of Living Increase Rider to your Policy.
Spouse Term	Provides insurance coverage for the Insured’s spouse	Optional	Yes
Waiver of Monthly Policy Charges	Pays the monthly deductions of the Policy if the Insured becomes disabled and loses the ability to earn an income	Optional	Yes	approval required
Waiver of Specified Premium	Pays the Planned Periodic Premium on the Policy if the Insured becomes disabled and loses his/her ability to earn an income.	Optional	Yes	approval required; may be added when Insured’s Attained Age is not greater than 59.
(1) Death proceeds payable upon the death of the Insured will be reduced by the amount of the death proceeds advanced plus interest charged.
(2) Policies with a risk classification of standard or better and where the Insured’s issue age is 52 or younger.
(3) The Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider

(4) If the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium Requirement
(5) You may choose not to extend the Maturity Date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy.

Accelerated Benefits Rider
The rider is available to all Policies at issue or may be elected at any time prior to the Insured’s death. Under this rider, you can choose to receive an advance of a portion of the death proceeds if the Insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. (The definition of terminally ill may vary in some states.) You can request up to 75 percent of the total Face Amount, minus any outstanding policy loans and unpaid loan interest and previously paid accelerated benefit, up to a maximum of $1,000,000. There is no charge for this rider; however, we will reduce the death proceeds payable upon the Insured's death by the amount of the advance, plus 8% interest. For example, assume the total Face Amount is $100,000 and there are no outstanding loans, interest, or previously paid accelerated benefit. If the Insured qualifies as terminally ill, up to $75,000 may be requested. When the Insured dies, the death proceeds are reduced by $75,000 and 8% interest on that amount ($6,000 if the loan was outstanding for one year). Receipt of a death benefit advance may be taxable. Before you make a claim for a death benefit advance, you should seek assistance from your personal tax advisor.
Accidental Death Benefit Rider
The rider may be elected at the time of application, or may be added after issue subject to our then current underwriting guidelines. This rider provides an additional death benefit if the Insured’s death is caused by accidental means.
There is a maximum monthly charge for this rider of $0.14 per $1,000 of rider benefit. For example, assume a Policy with Death Benefit Option 1 with a Face Value of $100,000 and a rider benefit of $25,000. In this example, the maximum charge for the rider would be $3.50 per month., and upon the death of the Insured, the death benefit would be $125,000.
Accounting Benefit Rider
This rider is available on business cases only and must be elected at the time of application or any time prior to issue. It provides if the Policy is surrendered in the first ten years, any surrender charge which would otherwise apply, will be waived. This waiver of surrender charge does not apply to a Policy which is surrendered for the purpose of replacing it with a policy from another company, including Internal Revenue Code Section 1035 exchanges. Our approval, under our then current underwriting guidelines, is required to add this rider. There is no charge for this rider.
Change of Insured Rider
This rider is available on business cases only and may be added at any time prior to the proposed Insured’s issue age 69. It allows the business to change the Insured when an employee leaves employment or ownership of the business changes. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named Insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named Insured. Until the effective date of the change of Insured application, coverage remains in effect on the life of the prior Insured. The death proceeds are paid when the newly named Insured dies. There is no charge for this rider.
Children Term Insurance Rider
This rider may be added at any time while the primary Insured’s Attained Age is 55 or less. It provides insurance coverage for the Insured’s child(ren). We will pay this rider’s beneficiary its insurance amount upon receipt of proof that the child died before the termination of this rider. There is a maximum monthly charge for this rider of $0.40 per $1,000 of rider benefit. For example, if you purchased this rider on your Policy for a coverage amount of $5,000, the maximum charge for the rider would be $2.00 per month. If one of your children named on your Policy or rider application were to die while your Policy and this rider were still in force, the Company would pay a $5,000 death benefit to the beneficiary.
Cost of Living Increase Rider
This rider is added automatically to all Polices with a risk classification of standard or better and where the Insured’s issue age is 52 or under, unless you elect the Salary Increase Rider. This rider provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability. There is no charge for adding this rider; however, we will increase the monthly policy charge and surrender charge to cover the costs and charges for any increase in the Face Amount made under this rider. For example, if you have a Policy with a

$100,000 Face Amount, and on the third Policy Anniversary the formula for this rider in your Data Pages would allow for a $10,000 Face Amount increase, you could elect to increase your Face Amount at that time to $110,000. Your Monthly Policy Charge and surrender charge would increase, based on a Face Amount of $110,000.
Death Benefit Guarantee Rider
This rider is automatically made a part of the Policy as long as the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee premium requirement. This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the Death Benefit Guarantee premium requirement. The level of premium (planned or paid) at issue determines whether the no-lapse guarantee is extended to the Insured’s Attained Age 65. An illustration (available at no charge from your sales representative or our Home Office) will provide the Death Benefit Guarantee premium requirement applicable to your Policy. The Death Benefit Guarantee premium requirement is described in the section “PREMIUMS.”
If on any Monthly Date, the Death Benefit Guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our Home Office before the expiration of the 61 days (which begins when the notice is mailed), the Death Benefit Guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.
The rider must be elected at the time of application or any time prior to issue.
Extended Coverage Rider
This rider is added automatically to all Policies when issued. This rider extends the Policy beyond the Maturity Date as long as the Policy is still in-force and the Insured is living on the Maturity Date. The Policy will then terminate upon the Insured’s death. No Monthly Policy Charges are deducted after the Maturity Date. No additional premium payments are allowed, Adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account and Fixed Account values will be transferred to the Money Market Division and no further transfers are allowed. For example, assume the Policy Maturity Date is December 31, 2021, and the Insured is still living on that date. Instead of maturity proceeds being paid on that date, this rider extends the Policy, and death proceeds are paid under Death Benefit Option 1 when the Insured dies.
You may choose not to extend the Maturity Date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.
Extra Protection Increase Rider
The rider is available on business cases only and must be elected at the time of application or any time prior to issue. This rider provides increases in the Face Amount based on the amount of premiums paid into the Policy without requiring evidence of insurability. There is no charge for this rider; however, when exercised, the Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider.
Life Paid-Up Rider (Overloan Protection)
This rider may be elected at any time prior to the Maturity Date.Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large Loan Indebtedness by converting the Policy to paid-up life insurance. In order for the rider benefit to begin, the following conditions must be satisfied:
•the Loan Indebtedness must be at least 96% of the Surrender Value;
•there is sufficient Net Surrender Value to cover the one-time rider charge;
•the Insured’s Attained Age must be 75 years or older;
•the Policy must have been in force for at least 15 Policy Years; and
•premiums paid have been surrendered.
We reserve the right to begin the rider benefit when the Loan Indebtedness is at least 92% of the Surrender Value and all of the conditions are satisfied.
Once the rider benefit begins:
•All values in the Divisions are immediately transferred to the Fixed Account where they will earn interest.
•No further Monthly Policy Charges are deducted for the remaining paid-up death benefit.
•No new premium payments, Face Amount Adjustments, partial surrenders or loans are allowed.
•If death benefit option 2 is in effect, your death benefit option will change to death benefit option 1 and you may no longer change the death benefit option.
•Your Loan Indebtedness and interest will continue to accrue on the Loan Indebtedness. However, loan payments can be submitted.

•All optional riders, except the extended coverage rider, will automatically be terminated.
There is a one time maximum charge of 7.5% of Policy Value, which is taken from the Policy Value on the date the rider benefit begins. For example, if your Policy Value is $100,000, it will be reduced by $7,500 when the benefit begins.
The Internal Revenue Service has not taken a position on the Life Paid-Up Rider. You should consult your tax advisor regarding this rider.
Salary Increase Rider
This rider is available on business owned or business sponsored Policies only and may be elected at any time prior to issue. If elected, the Cost of Living Increase Rider is not available.This rider provides increases in the Face Amount, up to the rider benefit amount, based on salary adjustments without requiring evidence of insurability. The rider benefit amount is any amount you select subject to the then current underwriting guidelines. For Insureds with a risk classification of standard or better, the charge for this rider is taken at a monthly rate of $0.13 per $1,000 of rider benefit in excess of $30,000. When exercised, the Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider. For example, if you have a Policy with a $100,000 Face Amount, and the formula for this rider in your Data Pages would allow for a $10,000 Face Amount increase, you could elect to increase your Face Amount at that time to $110,000. Your Monthly Policy Charge and surrender charge would increase, based on a Face Amount of $110,000. Since the rider benefit does not exceed $30,000, there would not be a charge for this rider.
Spouse Term Insurance Rider
The rider may be added at any time while the primary Insured’s Attained Age is 60 or less. This rider provides insurance coverage for the Insured’s spouse. We will pay this rider’s beneficiary its insurance amount upon receipt of proof that the spouse died before the termination of this rider. There is a maximum monthly charge for this rider of $1.80 per $1,000 of rider benefit. For example, if you purchased this rider on your Policy for a coverage amount of $5,000, the maximum charge for the rider would be $9.00 per month. If your spouse were to die while your Policy and this rider were still in force, the Company would pay a $5,000 death benefit to the beneficiary.
Waiver of Monthly Policy Charge Rider
This rider may be added at any time while the primary Insured’s Attained Age is 59 or less.This rider pays the Monthly Policy Charges of the Policy if the Insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.
Waiver of Specified Premium Rider
The rider may be added at any time while the primary Insured’s Attained Age is 59 or less. This rider pays the planned scheduled premium on the Policy if the Insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.
SURRENDERS AND PARTIAL SURRENDERS
Surrenders
You must send us a Written Request for any surrender. The request must be signed by all Owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the Surrender Value calculated as of the end of the Valuation Period during which we receive the Written Request for surrender.
Total and partial surrenders from the Policy are generally paid within five Business Days of our receipt of the Written Request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
Full Surrenders
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. There is no refund of any Monthly Policy Charges deducted before the full surrender effective date.
We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the Surrender Value.

Partial Surrenders
On or after the second policy anniversary and prior to the Maturity Date, you may surrender a part of the Net Surrender Value. The minimum amount of the partial surrender is $500. Up to two partial surrenders may be made during a Policy Year. The total of your two partial surrenders during a Policy Year may not be greater than 75% of the Net Surrender Value (as of the date of the request for the first partial surrender in that Policy Year). The partial surrender may not decrease the Face Amount to less than $50,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.
Your Policy Value is reduced by the amount of the surrender and transaction fee. We surrender Units from the Divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request. The surrender is deducted from your Division(s) and/or Fixed Account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your Monthly Policy Charge allocation percentages. No surrender charge is imposed on a partial surrender. You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your Monthly Policy Charge allocation.
If Death Benefit Option 1 is in effect and the death benefit equals the Face Amount, the Face Amount is reduced by the amount of the partial surrender and transaction fee. In situations where the death benefit is greater than the Face Amount, the Face Amount is reduced by the amount the partial surrender plus transaction fee exceeds the difference between the death benefit and Face Amount. If the Face Amount had been increased, any reduction of the Face Amount is made on a last in, first out basis.
If the Death Benefit Option 2 is in effect, there is no reduction in the Face Amount upon a partial surrender.
LOANS
Policy Loans
While your Policy is in effect and has a Net Surrender Value, you may borrow money from us with the Policy as the security for the policy loan.
•The maximum amount you may borrow is 90% of the Net Surrender Value as of the date we process the policy loan. The maximum amount you may borrow may be different in some states.
•You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
•Generally, policy loan proceeds are sent within five Business Days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
•Requests for policy loans from any joint Owner are binding on all joint Owners.
•Policy loans may negatively affect your death benefit, including any Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).
You are charged interest on any Loan Indebtedness. The interest rate is 8.0% per year. Interest accrues daily and is due and payable at the end of the Policy Year. If interest is not paid when due, it is added to the Loan Indebtedness. Adding unpaid interest to the Loan Indebtedness causes additional amounts to be withdrawn from your Division(s) and/or Fixed Account and transferred to the Loan Account. Withdrawals are made in the same proportion as the allocation used for the most recent Monthly Policy Charge.
A policy loan generally has a permanent effect on Policy Values because borrowed amounts do not reflect the investment experience of the Division(s) and the interest credited to the Fixed Account. In addition, Loan Indebtedness is subtracted from:
•death proceeds at the death of the Insured;
•Surrender Value upon full surrender or termination of a Policy; and
•maturity proceeds paid.
Loan Indebtedness reduces your Net Surrender Value. If the Net Surrender Value is less than the Monthly Policy Charges on a Monthly Date, the 61-day grace period provision applies, unless Minimum Required Premium is met, 5-Year Guarantee Premium is paid or Death Benefit Guarantee rider is in effect (see POLICY TERMINATION AND REINSTATEMENT -Policy Termination (Lapse)).
If the Policy lapses with an outstanding loan balance, there may be negative tax consequences.

Loan Account
When a policy loan is taken, a Loan Account is established. An amount equal to the loan is transferred from your Division(s) and Fixed Account to your Loan Account. Loan accounts are part of our General Account. You may instruct us on the proportions to be taken from your accounts. There are no restrictions on the accounts from which the loan amount can be transferred. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge. Any loan interest due and unpaid is transferred in the same manner.
Your Loan Account earns interest from the date of transfer. During the first ten Policy Years, the Loan Account interest rate is 6.00% per year. After the tenth Policy Year, the Loan Account interest rate is 7.75%. Interest accrues daily and is paid at the end of the Policy Year.
Loan Payments
While the Policy is in force and before the Insured dies, you may pay the Loan Indebtedness as follows:
•policy loans may be repaid totally or in part;
•repayments are allocated to the Division(s) and Fixed Account in the proportions used for allocation of premium payments;
•the repayments are allocated as of the Valuation Period in which we receive the repayment;
•repayments are to be sent to our service office; and
•payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.
POLICY TERMINATION AND REINSTATEMENT
Policy Termination (Lapse)
If the Net Surrender Value on a Monthly Date is less than the current monthly charges, and neither the Minimum Required Premium provision nor the Death Benefit Guarantee provision nor the 5-Year Guarantee provision are in effect, we will send you a notice of pending policy termination and a grace period begins.
NOTE:    Those policies issued after May 21, 2001 with the 5-year guarantee: The state of Florida requires that the Net Surrender Value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.
After the first 24 months from the Policy Date (if the Minimum Required Premium provision is in effect) or after the first 60 policy months (if the 5-Year Guarantee provision is in effect), making premiums under your planned periodic schedule does not guarantee that your Policy will stay in force unless:
•your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date; or
•the Death Benefit Guarantee rider is in effect.
Grace Period
If the Net Surrender Value on a Monthly Date is less than the current monthly charges or the Loan Indebtedness is greater than the Net Surrender Value (overloan) and none of the guarantee provisions are in effect, we will send you a notice of pending policy termination and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy termination. If the grace period begins because of an overloan, the notice will state a higher optional premium payment amount that will decrease the Loan Indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will terminate without value.
When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the Net Surrender Value may be overstated.
Minimum Required Premium - during the first 24 months after Policy Date
We will send you a notice of impending policy lapse if the sum of the premiums paid is less than the Minimum Required Premium on a Monthly Date. The minimum payment is (a) minus (b) where:
(a)    is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and
(b)    is the sum of the premiums paid since the Policy Date.

If the grace period ends before we receive the minimum payment, we will pay you any remaining Policy Value, which is (a) minus (b) where:
(a)    is the Net Surrender Value on the Monthly Date on or immediately preceding the start of the grace period; and
(b)    is two Monthly Policy Charges applicable during the grace period.
Minimum Required Premium - after the first 24 months after Policy Date
If the grace period begins because the Net Surrender Value is less than the current Monthly Policy Charge, the minimum payment is equal to (a) plus (b) divided by (c) where:
(a)    is the amount by which the surrender charge is more than the Policy Value on the Monthly Date on or immediately preceding the start of the grace period;
(b)    is three Monthly Policy Charges; and
(c)    is one minus the maximum Premium Expense Charge* percentage.
*    The maximum Premium Expense Charge in Policy Years 1-10 is 6.20% (2.75% sales load, 2.20% state and local taxes and 1.25% federal taxes).
5-Year Guarantee Provision
If the Net Surrender Value on a Monthly Date is less than the current monthly charges, you make the appropriate payment as defined by (1) or (2) below:
1)    if your Policy lapses (the Net Surrender Value on a Monthly Date is less than the current monthly charges) in the first five Policy Years, you must pay at least the greater (a) or (b) where:
(a)    three Monthly Policy Charges divided by (1 minus the maximum Premium Expense Charge);
(b)    three Minimum Monthly Premiums.
2)    if your Policy lapses after the first five Policy Years, you must pay at least (a) plus (b) where:
(a)    is the amount by which the surrender charge is more than the accumulated value on the Monthly Date on or preceding the grace period;
(b)    is three Monthly Policy Charges divided by (1 minus the maximum Premium Expense Charge.)
NOTE:    The amounts of the Minimum Required Premium (if applicable) and the Death Benefit Guarantee premiums are different due to the length of time coverage is provided by each. The Minimum Required Premium ensures that the Policy will not lapse during the first 24 months following the Policy Date. The Death Benefit Guarantee premium provides a guarantee that the Policy will not lapse during the later of the first 60 months following the Policy Date or the Insured’s age 65. Since the Death Benefit Guarantee can provide a longer no-lapse guarantee, the Death Benefit Guarantee premium is higher than the Minimum Required Premium.
The required premium is intended to reimburse us for the Monthly Policy Charges during the grace period, and to provide enough Policy Value to pay the Monthly Policy Charge on the first Monthly Date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.
The Policy is in force during a grace period. If we do not receive the required premium, the Policy will terminate as of the end of the grace period. If the Insured dies during a grace period, the death benefit is paid and the amount is reduced by:
•all Monthly Policy Charges due and unpaid at the death of the Insured; and
•any Loan Indebtedness.
The Policy also terminates:
•when you make a full Policy surrender;
•when death proceeds are paid; and
•on the Maturity Date.
When the Policy terminates, all of the Owners’ Policy rights and privileges end.
Neither partial surrenders nor policy loans may be made during a grace period.

Reinstatement (for Policies issued prior to May 21, 2001 and Policies issued after that date in states where the 5-Year Guarantee Provision is not available).
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
•prior to the Maturity Date and while the Insured is alive;
•upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
•if you make a payment of a reinstatement premium; and
•if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).
The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).
We do not require payment of Monthly Policy Charges during the period the Policy was terminated. Reinstatement is effective on the next Monthly Date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our General Account without interest. If the reinstatement is approved, they are allocated to your selected Division(s) and/or Fixed Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same Policy Date as the original Policy. Your rights and privileges as Owner(s) are restored upon reinstatement.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The Premium Expense Charge is calculated based on the number of years since the Policy was issued.
Reinstatement (only applies to Policies issued after May 21, 2001 where permitted by state law).
If this Policy ends as described under “Grace Period”, and you have not surrendered your Policy for cash, you may reinstate it provided:
•such reinstatement is prior to the Maturity Date;
•the Insured is alive;
•not more than three years have elapsed since the Policy terminated;
•you supply evidence which satisfies us that the Insured is insurable under our underwriting guidelines then in effect; and
•you either repay or reinstate any Loan Indebtedness on this Policy existing at termination.
The required premium formula in effect on the date the Policy was terminated will be used in this calculation. Reinstatement is effective on the Monthly Date on or next following the date we approve it.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and Premium Expense Charge are calculated based on the number of years the Policy was in force.

TAX ISSUES RELATED TO THE POLICY
The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.
NOTE:    Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.
IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the Internal Revenue Code.
•The Policy qualifies if it satisfies a guideline premium requirement and falls within a cash value corridor.
•If you make a premium payment that we determine exceeds the current guideline premium limits under Internal Revenue Code Section 7702, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the Insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an Insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the Insured.
For employer-owned life insurance on the life of an Insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the Insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.
Taxation of Maturity Proceeds
A taxable event may occur if the Net Surrender Value at maturity plus any Loan Indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the Surrender Value and the remaining premiums in the policy.
Taxation of Growth in Policy Value
Any increase in Policy Value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy Owner will be subject to income tax on annual increases in cash value.
Taxation of Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the Owner(s) is not taxed on the Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Loan Indebtedness, upon surrender or lapse, is added to the Net Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.
A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen Policy Years, you make a partial surrender with a corresponding reduction in the total Face Amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.
Transfers between the Division(s) and/or Fixed Account are not considered as distributions from the Policy and would not be considered taxable income.
Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.
If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid at the time the loan is made.
If the Policy lapses with an outstanding loan balance, there may be tax consequences.
Taxation of Change of Owner
Transfer of ownership may have tax consequences to the Owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller/payment recipient and Internal Revenue Service (IRS) under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.
Taxation of Change of Insured
For tax purposes, changing the Insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid.
Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of Policy Value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your Policy Value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is
•made after the Owner attains age 59 ½; or
•attributable to the taxpayer becoming disabled (as defined in Section 72(m)(7)); or
•part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.
Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you make a premium payment that we determine would cause your policy to be classified as a Modified Endowment Contract under Internal Revenue Code Section 7702A, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the Insured dies.

Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated wage withholding rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or a lower treaty rate) on taxable distributions.
Under the Foreign Account Tax Compliance Act (FATCA), we will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy Owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy Owner that is a foreign entity fails to provide us with appropriate certifications or other documentation concerning its status under FATCA.
Mutual Fund Diversification
The U.S. Department of the Treasury has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each Underlying Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an Underlying Fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the Underlying Funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS
Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum Face Amount when the Policy is originally issued is $50,000. We reserve the right to increase or decrease the minimum Face Amount. The increased minimum Face Amount would apply only to Policies issued after the effective date of the increase.
To issue a Policy, we require that the age of the Insured be 85 or younger as of the Policy Date. Other underwriting restrictions may apply. An applicant for the Policy must:
•furnish satisfactory evidence of insurability of the Insured; and
•meet our insurance underwriting guidelines and suitability rules.
If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the Face Amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five Business Days from the date the application was rejected.

Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
Your Policy Date is shown on the Data Pages.
Effective Date
The Policy Date and the Effective Date are the same unless a backdated Policy Date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed Insured dies before the Effective Date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).
Statement of Values
You receive an annual statement at the end of each Policy Year. The statement will show:
•beginning and end dates of the current statement period;
•the death benefit at the end of the statement period;
•the Policy Value at the beginning and end of the statement period;
•the Surrender Value, if any, at the end of the statement period;
•all premiums paid during the statement period;
•all charges deducted during the statement period;
•any Loan Indebtedness at the end of the statement period;
•any partial surrenders made during the statement period;
•any investment gain or loss during the statement period;
•total value of each of your Divisions and the Fixed Account as of the statement period;
•if applicable, a notice that the policy may terminate without value before the end of the next statement period
•unless additional premiums are paid (assuming guaranteed interest, mortality and expense loads, and premium charges); and
•any other information required to be included in the statement under state or federal law.
You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.
We also send you the reports required by the Investment Company Act of 1940 (as amended).
Services Available via the Internet and Telephone
If you elect to use internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
•change in allocations of future premium payments;
•change in allocation of the Monthly Policy Charge;
•change to your APR instructions;
•change to your scheduled transfer instructions;
•unscheduled transfers; and
•policy loan (not available via the internet) (loan proceeds are mailed to the Owner’s address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Your instructions:
•may be given by calling us at 1-800-247-9988 between 7 a.m. and 6 p.m. Central Time on any day that the NYSE is open;
•may be given by accessing us at www.principal.com (for security purposes, you need a personal identification number (password) to use any of the internet services, including viewing your Policy information on-line. If you don’t have a password, you can obtain one at www.principal.com);
•must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
•are effective the next Business Day if not received until after the close of the NYSE; and
•from one joint Owner are binding on all joint Owners.
Instructions from one joint Owner are binding on all joint Owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the Owner’s address of record. The procedures for internet include requesting the same personal identification information as well as your password, logging all internet activity and sending written transaction confirmations to the Owner’s address of record.
Misstatement of Age or Gender
If the age or, where applicable, gender of the Insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.
Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.
Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in Face Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Date. Any Face Amount increase has its own two-year contestability period that begins on the effective date of the Adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.
Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are incorporated in the Statement of Additional Information. Those statements and related schedules have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, for the periods indicated in their reports.
LEGAL PROCEEDINGS
There are no legal proceedings pending which are likely to have a material adverse affect on the Separate Account, the ability of the principal underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.
FINANCIAL STATEMENTS
Financial Statements for the Company and for the Separate Account are incorporated in the Statement of Additional Information.

APPENDIX

UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Underlying Funds currently available under the Policy, which is subject to change. Before you invest, you should review the prospectuses for the Underlying Funds, as may be amended from time to time. These prospectuses contain more information about the Underlying Funds and their risks. You can find the prospectuses and other information about the Underlying Funds online at www.principal.com/PrinflexReport. You can also request this information at no cost by calling 1-800-247-9988 or by sending an email request to Lifeinsurance@principal.com.

The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.

Some of the Underlying Funds are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

The availability of investment options may vary depending in your financial professional or your financial professional's firm. See GENERAL DESCRIPTION OF THE POLICY - Financial Intermediary Variations.

Type	Fund Name	Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Asset Allocation	Allspring Variable Trust Allspring VT Index Asset Allocation Fund Class 2 [1]	Allspring Funds Management LLC/ Allspring Global Investments, LLC	1.12%	11.48%	7.54%	8.99%
Large U.S. Equity	Allspring Variable Trust Allspring VT Discovery All Cap Growth Fund Class 2 [1]	Allspring Funds Management LLC/ Allspring Global Investments, LLC	1.04%	15.27%	6.04%	13.57%
Asset Allocation	American Funds Insurance Series® American Funds ® Global Balanced Fund Class 2 [1]	Capital Research and Management Company	0.76%	17.14%	6.11%	7.69%

Large U.S. Equity	American Funds Insurance Series® Growth Fund Class 2	Capital Research and Management Company	0.58%	20.24%	13.37%	17.97%
International Equity	American Funds Insurance Series® EUPAC Fund Class 2 [1,8]	Capital Research and Management Company	0.72%	26.77%	3.40%	7.00%
International Equity	American Funds Insurance Series® New World Fund ® Class 2 [1]	Capital Research and Management Company	0.82%	28.29%	5.33%	9.25%
Large U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund Class 2	Capital Research and Management Company	0.50%	17.21%	13.89%	12.36%
Small/Mid U.S. Equity	BNY Mellon Investment Portfolios MidCap Stock Portfolio Service Shares [1]	BNY Mellon Investment Adviser, Inc./ Newton Investment Management North America, LLC	1.05%	9.81%	9.39%	8.51%
Small/Mid U.S. Equity	Calvert Variable Trust, Inc. CVT S&P 500 Index Portfolio [1]	Calvert Research and Management/ Ameritas Investment Partners, Inc.	0.28%	17.50%	14.09%	14.47%
International Equity	Columbia Funds Variable Insurance Trust Acorn International Fund [3]	Columbia Wanger Asset Management, LLC	1.09%	12.76%	-1.00%	4.31%
Small/Mid U.S. Equity	Deutsche DWS Variable Series II DWS Small Mid Cap Value VIP Class B	DWS Investment Management Americas, Inc.	1.17%	17.85%	9.27%	7.18%

Large U.S. Equity	Fidelity® Variable Insurance Products Trust I Fidelity® VIP Equity-Income Portfolio SM Initial Class	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.46%	19.02%	12.51%	11.60%
Large U.S. Equity	Fidelity® Variable Insurance Products Trust I Fidelity® VIP Growth Portfolio Service Class 2	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.80%	14.63%	13.42%	17.16%

Fixed Income	Fidelity® Variable Insurance Products Trust I Fidelity® VIP High Income Portfolio Initial Class	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.73%	10.31%	4.00%	5.34%
Large U.S. Equity	Fidelity® Variable Insurance Products Trust II Fidelity® VIP Contrafund SM Portfolio Initial Class	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.54%	21.52%	15.37%	15.78%
Small/Mid U.S. Equity	Fidelity® Variable Insurance Products Trust II Fidelity® VIP Extended Market Index Portfolio Service Class 2	Fidelity Management & Research Company, LLC/ Geode	0.37%	12.03%	7.75%

International Equity	Fidelity® Variable Insurance Products Trust II Fidelity® VIP International Index Portfolio Service Class 2	Fidelity Management & Research Company, LLC/ Geode	0.41%	32.82%	7.76%	6.79%
Asset Allocation	Fidelity® Variable Insurance Products Trust II Fidelity® VIP Total Market Index Portfolio Service Class 2	Fidelity Management & Research Company, LLC/ Geode	0.36%	16.86%	12.86%
Other - Equity Energy	Fidelity® Variable Insurance Products Trust IV Fidelity® VIP Energy Portfolio Service Class 2 [2]	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.85%	10.34%	23.86%	7.69%

Money Market	Fidelity® Variable Insurance Products Trust V Fidelity® VIP Government Money Market Portfolio Service Class	Fidelity Management & Research Company, LLC/ FMR Investment Management (UK) Limited (FMR UK) Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) Fidelity Management & Research (Japan) Limited (FMR Japan)	0.35%	4.03%	3.02%	1.95%
Small/Mid U.S. Equity	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 2 [1]	Franklin Mutual Advisers, LLC	0.91%	7.65%	8.86%	9.81%
Fixed Income	Franklin Templeton Variable Insurance Products Trust Templeton Global Bond VIP Fund Class 2	Templeton Asset Management, Ltd.	0.75%	15.73%	-0.96%	-0.15%
Large U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. American Franchise Fund Series I	Invesco Advisers, Inc.	1.1%	11.39%	10.08%	14.58%
Small/Mid U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. American Value Fund Series I	Invesco Advisers, Inc.	0.89%	21.00%	17.85%	12.29%
Large U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. Core Equity Fund Series I	Invesco Advisers, Inc.	0.80%	16.17%	12.81%	11.73%
Small/Mid U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. Discovery Mid Cap Growth Fund Series I	Invesco Advisers, Inc.	0.86%	4.79%	3.90%	11.38%
Other - Health	Invesco Variable Insurance Funds Invesco V.I. Health Care Fund Series I	Invesco Advisers, Inc.	0.99%	15.33%	3.80%	6.58%

Small/Mid U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. Main Street Mid Cap Fund Series II	Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
Small/Mid U.S. Equity	Invesco Variable Insurance Funds Invesco V.I. Small Cap Equity Fund Series I	Invesco Advisers, Inc.	0.96%	8.05%	7.32%	9.55%
Other - Technology	Invesco Variable Insurance Funds Invesco V.I. Technology Fund Series I	Invesco Advisers, Inc.	0.96%	20.47%	10.30%	15.78%
International Equity	Janus Aspen Series Trust Janus Henderson Global Sustainable Equity Portfolio Service Shares[1]	Janus Henderson Investors US LLC	0.99%	17.26%
Small/Mid U.S. Equity	Janus Aspen Series Trust Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Other - Technology	Janus Aspen Series Trust Janus Henderson Global Technology and Innovation Portfolio Service Shares	Janus Henderson Investors US LLC	0.97%	24.84%	13.44%	21.18%
Small/Mid U.S. Equity	Legg Mason Partners Variable Income Trust ClearBridge Variable Mid Cap Portfolio Class I	Franklin Templeton Fund Adviser, LLC/ ClearBridge Investments, LLC	0.82%	4.35%	4.50%	7.50%
Large U.S. Equity	Lincoln Variable Insurance Products Trust LVIP Avantis Large Cap Value Fund Standard Class II [5]	Lincoln Financial Investments Corporation/ American Century Investment Management, Inc.	0.96%	14.56%	8.51%	10.12%

Inflation - Protected Bond	Lincoln Variable Insurance Products Trust LVIP American Century Inflation Protection Fund Service Class	Lincoln Financial Investments Corporation/ American Century Investment Management, Inc.	0.72%	6.33%	0.62%	2.61%
Small/Mid U.S. Equity	Lincoln Variable Insurance Products Trust LVIP American Century Mid Cap Value Fund Service Class	Lincoln Financial Investments Corporation/ American Century Investment Management, Inc.	1.01%	8.83%	8.72%	8.96%
Large U.S. Equity	Lincoln Variable Insurance Products Trust LVIP American Century Ultra Fund Standard Class II	Lincoln Financial Investments Corporation/ American Century Investment Management, Inc.	0.75%	12.84%	11.68%	17.16%
Large U.S. Equity	Lincoln Variable Insurance Products Trust LVIP American Century Value Fund Service Class	Lincoln Financial Investments Corporation/ American Century Investment Management, Inc.	0.86%	15.85%	11.47%	10.07%
Small/Mid U.S. Equity	Lincoln Variable Insurance Products Trust Developing Growth Portfolio Class VC [1]	Lord Abbett	1.27%	14.59%	-1.17%	11.03%
Small/Mid U.S. Equity	MFS® Variable Insurance Trust MFS® New Discovery Series Service Class[1]	Massachusetts Financial Services Company	1.12%	12.56%	-0.54%	10.46%

Small/Mid U.S. Equity	MFS® Variable Insurance Trust III MFS® Blended Research Small Cap Equity Portfolio Service Class [1]	Massachusetts Financial Services Company	0.83%	5.49%	6.62%	8.82%
Small/Mid U.S. Equity	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Service Class [1]	Massachusetts Financial Services Company	1.04%	5.75%	9.90%	9.69%
Small/Mid U.S. Equity	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Service Class [1]	Massachusetts Financial Services Company	1.13%	2.88%	8.22%	10.30%
Small/Mid U.S. Equity	Nomura Funds Ivy Variable Insurance Portfolios/Nomura VIP Small Cap Value Series Service Class [1,4]	Delaware Management Company, a series of Nomura Investment Management Business Trust	1.04%	7.83%	8.93%	8.84%
Asset Allocation	Northern Lights Variable Trust TOPS TM Managed Risk Balanced ETF Portfolio Class 2	Valmark Advisers, Inc./ Milliman Financial Risk Management, LLC	0.76%	9.03%	3.83%	4.92%
Asset Allocation	Northern Lights Variable Trust TOPS TM Managed Risk Moderately Aggressive ETF Portfolio Class 2 [6]	Valmark Advisers, Inc./ Milliman Financial Risk Management, LLC	0.75%	11.65%	5.36%	6.13%
Asset Allocation	Northern Lights Variable Trust TOPS TM Managed Risk Moderate ETF Portfolio Class 2 [7]	Valmark Advisers, Inc./ Milliman Financial Risk Management, LLC	0.75%	10.36%	4.74%	5.72%
Fixed Income	Principal Variable Contract Funds, Inc. PVC – Core Plus Bond Account Class 1	Principal Global Investors, LLC	0.50%	7.46%	-0.48%	2.36%

Balanced/ Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Balanced Account Class 1	Principal Global Investors, LLC	0.24%	12.46%	5.93%	7.51%
International Equity	Principal Variable Contract Funds, Inc. PVC – Diversified International Account Class 1	Principal Global Investors, LLC	0.86%	32.36%	7.40%	8.08%
Large U.S. Equity	Principal Variable Contract Funds, Inc. PVC – Equity Income Account Class 1	Principal Global Investors, LLC	0.48%	15.50%	10.21%	11.51%
International Equity	Principal Variable Contract Funds, Inc. PVC – Global Emerging Markets Account Class 1	Principal Global Investors, LLC	1.12%	37.27%	5.06%	8.12%
Fixed Income	Principal Variable Contract Funds, Inc. PVC – Government & High-Quality Bond Account Class 1	Principal Global Investors, LLC	0.50%	7.91%	-0.23%	1.26%
Large U.S. Equity	Principal Variable Contract Funds, Inc. PVC – Large Cap Growth Account I Class 1 [1]	Principal Global Investors, LLC/ Los Angeles Capital Management, LLC T. Rowe Price Associates, Inc. Westfield Capital Management Company, L.P.	0.67%	11.39%	9.44%	15.00%
Large U.S. Equity	Principal Variable Contract Funds, Inc. PVC – Large Cap S&P 500 Index Account Class 1	Principal Global Investors, LLC	0.20%	17.62%	14.14%	14.52%
Small/Mid U.S. Equity	Principal Variable Contract Funds, Inc. PVC – MidCap Account Class 1	Principal Global Investors, LLC	0.53%	1.78%	8.33%	12.58%

Large U.S. Equity	Principal Variable Contract Funds, Inc. PVC – Principal Capital Appreciation Account Class 1	Principal Global Investors, LLC	0.63%	13.52%	13.82%	14.35%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime 2020 Account Class 1	Principal Global Investors, LLC	0.47%	11.33%	4.65%	6.77%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime 2030 Account Class 1	Principal Global Investors, LLC	0.50%	13.21%	5.91%	8.07%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime 2040 Account Class 1	Principal Global Investors, LLC	0.54%	15.57%	7.56%	9.35%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime 2050 Account Class 1	Principal Global Investors, LLC	0.58%	17.50%	8.77%	10.22%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime 2060 Account Class 1	Principal Global Investors, LLC	0.61%	17.68%	8.97%	10.35%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Principal LifeTime Strategic Income Account Class 1	Principal Global Investors, LLC	0.48%	10.45%	3.48%	4.98%
Small/Mid U.S. Equity	Principal Variable Contract Funds, Inc. PVC – Real Estate Securities Account Class 1	Principal Global Investors, LLC/Principal Real Estate Investors, LLC	0.78%	1.24%	4.88%	5.94%
Short - Term Fixed Income	Principal Variable Contract Funds, Inc. PVC – Short-Term Income Account Class 1	Principal Global Investors, LLC	0.42%	5.48%	2.33%	2.52%

Small/Mid U.S. Equity	Principal Variable Contract Funds, Inc. PVC – SmallCap Account Class 1	Principal Global Investors, LLC	0.84%	15.10%	6.29%	9.57%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Strategic Asset Management (SAM) – Balanced Portfolio Class 1	Principal Global Investors, LLC	0.68%	14.00%	7.27%	8.29%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Strategic Asset Management (SAM) – Conservative Balanced Portfolio Class 1	Principal Global Investors, LLC	0.67%	11.69%	5.04%	6.39%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Strategic Asset Management (SAM) – Conservative Growth Portfolio Class 1	Principal Global Investors, LLC	0.72%	15.56%	9.00%	9.94%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Strategic Asset Management (SAM) – Flexible Income Portfolio Class 1	Principal Global Investors, LLC	0.64%	9.96%	3.57%	5.12%
Asset Allocation	Principal Variable Contract Funds, Inc. PVC – Strategic Asset Management (SAM) – Strategic Growth Portfolio Class 1	Principal Global Investors, LLC	0.75%	16.86%	10.16%	10.96%
Large U.S. Equity	Putnam Variable Trust Putnam VT Large Cap Growth Fund Class IB	Putnam Management, LLC (d/b/a Putnam Management)/ Franklin Advisers, Inc.	0.88%	14.34%	13.44%	17.66%
Small/Mid U.S. Equity	Putnam Variable Trust Putnam VT Small Cap Growth Fund Class IB [1]	Putnam Management, LLC (d/b/a Putnam Management)/ Franklin Advisers, Inc.	1.12%	8.80%	6.18%	11.45%

	Putnam Variable Trust Putnam VT Small Cap Value Fund Class IB	Putnam Management, LLC (d/b/a Putnam Management)/ Franklin Advisers, Inc.	1.02%	5.27%	10.99%	9.13%
Other - Natural Resources	VanEck Variable Insurance Products Trust VanEck VIP Global Resources Fund Class S	VanEck Associates Corporation	1.32%	36.17%	10.24%	8.06%

1. The Fund's current expenses are subject to a temporary expense reimbursement and/or fee waiver arrangement that is in place. This arrangement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions. Please refer to the Fund's prospectus for more information.
2. This Fund became available for investment on May 31, 2025.
3. Prior to June 2, 2025, the name of this fund was the Wanger Acorn International Fund.
4. Prior to December 1, 2025, the name of this fund was the Macquarie VIP Small Cap Value Series.
5. Prior to May 1, 2026, the name of this fund was the LVIP American Century Disciplined Core Value Fund.
6. Prior to May 1, 2026, the name of this fund was the TOPS ® Managed Risk Growth ETF Portfolio.
7. Prior to May 1, 2026, the name of this fund was the TOPS ® Managed Risk Moderate Growth ETF Portfolio.
8. Prior to May 1, 2026, the name of this fund was the American Funds Insurance Series EUPAC Fund.

APPENDIX A - TARGET PREMIUMS
ANNUAL PER $1,000 FACE AMOUNT
NONSMOKER AND SMOKER

Age*	Male	Female	Unisex	Age*	Male	Female	Unisex
0	$3.50	$2.83	$3.41	43	$2.91	$10.82	$12.64
1	3.50	2.83	3.41	44	13.59	11.36	13.30
2	3.50	2.83	3.41	45	14.31	11.93	14.00
3	3.50	2.83	3.41	46	15.09	12.53	14.76
4	3.50	2.83	3.41	47	15.90	13.16	15.54
5	3.50	2.83	3.41	48	16.77	13.83	16.39
6	3.50	2.83	3.41	49	17.70	14.54	17.29
7	3.50	2.83	3.41	50	18.68	15.30	18.24
8	3.50	2.83	3.41	51	19.74	16.10	19.27
9	3.50	2.83	3.41	52	20.86	16.94	20.35
10	3.50	2.83	3.41	53	22.05	17.85	21.50
11	3.65	2.91	3.55	54	23.32	18.80	22.73
12	3.80	3.00	3.70	55	24.67	19.82	24.04
13	3.95	3.08	3.84	56	26.11	20.90	25.43
14	4.10	3.17	3.98	57	27.65	22.05	26.92
15	4.25	3.25	4.12	58	29.30	23.29	28.52
16	4.62	3.63	4.49	59	31.05	24.62	30.21
17	4.99	4.00	4.86	60	32.93	26.06	32.04
18	5.36	4.38	5.23	61	34.94	27.60	33.99
19	5.73	4.75	5.60	62	37.10	29.26	36.08
20	6.10	5.13	5.97	63	39.40	31.06	38.32
21	6.11	5.16	5.99	64	41.86	32.97	40.70
22	6.12	5.20	6.00	65	44.48	35.02	43.25
23	6.13	5.23	6.01	66	47.29	37.21	45.98
24	6.14	5.27	6.03	67	50.30	39.58	48.91
25	6.15	5.30	6.04	68	53.52	42.14	52.04
26	6.29	5.42	6.18	69	56.98	44.93	55.41
27	6.43	5.54	6.31	70	60.71	47.98	59.06
28	6.57	5.65	6.45	71	64.73	51.30	62.98
29	6.71	5.77	6.59	72	69.02	54.93	67.19
30	6.85	5.89	6.73	73	73.62	58.86	71.70
31	7.17	6.16	7.04	74	78.48	63.12	76.48
32	7.51	6.44	7.37	75	83.65	67.71	81.58
33	7.87	6.74	7.72	76	87.77	71.45	85.65
34	8.26	7.06	8.10	77	91.89	75.20	89.72
35	8.66	7.40	8.50	78	96.00	78.94	93.78
36	9.10	7.76	8.93	79	100.12	82.69	97.85
37	9.55	8.13	9.37	80	104.24	86.43	101.92
38	10.03	8.53	9.84	81	113.32	95.74	111.03
39	10.54	8.94	10.33	82	122.40	105.05	120.14
40	11.09	9.38	10.87	83	131.48	114.36	129.25
41	11.66	9.83	11.42	84	140.56	123.67	138.36
42	12.26	10.32	12.01	85	149.64	132.98	147.47
* Last Birthday

ADDITIONAL INFORMATION
Additional information about the Policy and the Separate Account is available in the Statement of Additional Information dated May 1, 2026, and which is incorporated into this prospectus.
The Statement of Additional Information is available, without charge, upon request. Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: PrinFlex Life, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com
Reports and other information about the Separate Account Policy are also available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
PrinFlex Life®

EDGAR Contract Identifier: C000004354

PART B
STATEMENT OF ADDITIONAL INFORMATION
PRINFLEX LIFE®
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account
dated May 1, 2026
The Statement of Additional Information provides information about the PrinFlex Life ® Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This Statement of Additional Information is not a prospectus. It provides information that supplements the Policy’s Prospectus dated May 1, 2026. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:
PrinFlex Life ®
Principal Financial Group
P.O. Box 10431
Des Moines, Iowa 50306-0431
Telephone: 1-800-247-9988
Fax: 1-866-885-0390

2

GENERAL INFORMATION AND HISTORY
The Company
Principal Life Insurance Company (the “Company”) is the issuer of the PrinFlex Life® Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-0431. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.
In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
Principal Life Insurance Company Variable Life Separate Account
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.
All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.
Independent Registered Public Accounting Firm
Ernst & Young LLP, serves as the independent registered public accounting firm for Principal Life Insurance Company and the Principal Life Insurance Company Variable Life Separate Account. The audited financial statements incorporated in this Statement of Additional Information have been incorporated in reliance upon the report of Ernst & Young LLP, given on the authority as an expert in accounting and auditing. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.
UNDERWRITERS
The principal underwriter of the Policy is Principal Securities, Inc. ("PSI") formerly Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 711 High Street, Des Moines, IA 50392. PSI was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Institutions Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by PSI and applicable law to do so.
The Policy’s offering to the public is continuous. As the principal underwriter, PSI is paid for the distribution of the Policy. For the last three fiscal years PSI has received and retained the following commissions:

2025 received/retained	2024 received/retained	2023 received/retained
$277,599/$0	$359,398/$0	$388,977/$0

UNDERWRITING PROCEDURES
Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age last birthday, with distinction for the insured’s gender and smoking status.
3

FINANCIAL STATEMENTS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and Principal Life Insurance Company are incorporated by reference to the submission for type N-VPFS filed by Principal Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on April 29, 2026.
4

Part C
Other Information
Item 30. Exhibits
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)
Resolution of Board of Directors of the Depositor - Filed as Ex-99(a)(1) on 1/8/1996 (Accession No. 0000812797-96-000001) This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts - Exhibits (c1) through (c4) filed on 1/8/1996 (Accession No. 0000812797-96-000001) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(c1)	Distribution Agreement (filed as Ex-99(a)(3)a.a on 1/8/96)
	(c2)	Selling Agreement (filed as Ex-99(a)(3)a.b on 1/8/96)
	(c3)	Registered Representative Agreement (filed as Ex-99(a)(3)b on 1/8/96)
	(c4)	Schedule of sales commissions (filed as Ex-99(a)(3)c on 1/8/96)

(d)	Contracts - Exhibits (d1) through (d24) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(d1)	Form of Variable Life Contract (filed as Ex-99(a)(5)a on 6/5/96)
	(d2)	Form of Accelerated Benefits Rider (filed as Ex-99(a)(5)a.xiii on 1/8/96)
	(d3)	Form of Accounting Benefit Rider (filed as Ex-99(a)(5)a.xi on 1/8/96)
	(d4)	Form of Accidental Death Benefit Rider (filed as Ex-99(a)(5)a.iv on 1/8/96)
	(d5)	Form of Change of Insured Rider (filed as Ex-99(a)(5)a.vii on 6/5/96)
	(d6)	Form of Children Term Insurance Rider (filed as Ex-99(a)(5)a.v on 6/5/96)
	(d7)	Form of Cost of Living Increase Rider (filed as Ex-99(a)(5)a.i on 6/5/96)
	(d8)	Form of Death Benefit Guarantee Rider (filed as Ex-99(a)(5)a.viii on 6/5/96)
	(d9)	Form of Extended Coverage Rider (filed as Ex-99(a)(5)a.xii on 6/5/96)
	(d10)	Form of Extra Protection Increase Rider (filed as Ex-99(a)(5)a.x on 6/5/96)
	(d11)	Form of Salary Increase Rider (filed as Ex-99(a)(5)a.ix on 6/5/96)
	(d12)	Form of Spouse Term Insurance Rider (filed as Ex-99(a)(5)a.vi on 6/5/96)
	(d13)	Form of Waiver of Monthly Policy Charge Rider (filed as Ex-99(a)(5)a.ii on 6/5/96)
	(d14)	Form of Waiver of Specified Premium Rider (filed as Ex-99(a)(5)a.iii on 6/5/96)
	(d15)	Form of Variable Life Contract - Unisex Version (filed as Ex-99(a)(5)b on 6/5/96)
	(d16)	Form of Accidental Death Benefit Rider (filed as Ex-99(a)(5)b.i on 1/8/96)
	(d17)	Form of Change of Insured Rider (filed as Ex-99(a)(5)b.iv on 6/5/96)
	(d18)	Form of Children Term Insurance Rider (filed as Ex-99(a)(5)b.ii on 6/5/96)
	(d19)	Form of Death Benefit Guarantee Rider (filed as Ex-99(a)(5)b.v on 6/5/96)
	(d20)	Form of Spouse Term Insurance Rider (filed as Ex-99(a)(5)b.iii on 6/5/96)

(e)	Applications - Exhibits (e1) and (e2) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(e1)	Form of Life Insurance Application (filed as Ex-99(a)10)a on 1/8/96)
	(e2)	Form of Supplemental Application (filed as Ex-99(a)(10)b on 6/5/96)

(f)	Depositor's Certificate of Incorporation and By-laws

	(f1)	Articles of Incorporation of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)
	(f2)	Bylaws of Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(g)	Reinsurance Contracts - Incorporated by Reference to the Registrant's filing on Form N-6 on 2/27/2003 (Accession No. 0000870786-03-000061)
1

(h)	Participation Agreements

1. American Century
	(a)	Shareholder Services Agreement dated April 1, 1999 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(b)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(3)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(c)	Amendment 1 to Shareholder Services Agreement dated May 1, 2001 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(d)	Amendment 2 to Shareholder Services Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(e)	Amendment 3 to Shareholder Services Agreement dated May 1, 2004 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)
Amendment 4 to Shareholder Services Agreement dated October 13, 2005 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(g)
Amendment 5 to Shareholder Services Agreement dated June 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 6 to Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(j)	Amendment 7 to Shareholder Services Agreement dated March 20, 2014 (Filed as Exhibit (h)1(j) on 04/28/2014 (Accession No. 0000812797-14-000028)

2. American Funds
	(a)	Fund Participation and Service Agreement dated May 1, 2014 -- Filed as exhibit 99.h03(a) on 04/27/2015 (Accession No. 0000812797-15-000032)
	(b)	Rule 22c-2 Agreement dated May 19, 2014 -- Filed as exhibit 99.h03(b) on 04/27/2015 (Accession No. 0000812797-15-000032)
	(c)	Business Agreement dated May 1, 2014 -- Filed as exhibit 99.h03(c) on 04/27/2015 (Accession No. 0000812797-15-000032)
	(d)	Form of First Amendment To Fund Participation and Service Agreement -- Filed as exhibit 99.h03(d) on 04/27/2015 (Accession No. 0000812797-15-000032)

3. Calvert Variable Series, Inc.
(a)
Consolidated Fund Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(a) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(b)	Amendment to Consolidated Fund Participation Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(b) on 04/27/2015 (Accession No. 0000812797-15-000032)
(c)
Consolidated Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

	(d)	Amendment to Consolidated Services Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(d) on 04/27/2015 (Accession No. 0000812797-15-000032)
	(e)	Rule 22c-2 Agreement (PLIC) dated March 29, 2007 -- Filed as exhibit 99.h04(e) on 04/27/2015 (Accession No. 0000812797-15-000032)
	(f)	Rule 22c-2 Agreement (Princor) dated April 10, 2007 -- Filed as exhibit 99.h04(f) on 04/27/2015 (Accession No. 0000812797-15-000032)

4. ClearBridge (Legg Mason)
	(a)	Participation Agreement dated April 26, 2013 (Filed as Exhibit (h)5(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
	(b)	Administrative Services Agreement dated April 26, 2013 (Filed as Exhibit (h)5(b) on 04/25/2014 (Accession No. 0000812797-14-000019)

2

5. Delaware Distributors
(a)	Participation Agreement dated April 26, 2010 (Filed as Exhibit (h)4(a) on 04/28/2014 (Accession No. 0000812797-14-000028)
(b)	Administrative Services Agreement dated April 26, 2010 (Filed as Exhibit (h)4(b) on 04/28/2014 (Accession No. 0000812797-14-000028)
(c)	Amendment 1 to Participation Agreement dated December 30, 2010 (Filed as Exhibit (h)4(c) on 04/28/2014 (Accession No. 0000812797-14-000028)
(d)	Amendment 2 to Participation Agreement dated April 4, 2014 (Filed as Exhibit (h)4(d) on 04/28/2014 (Accession No. 0000812797-14-000028)
(e)	Amendment 3 to Participation Agreement dated July 1, 2015 -- Filed as Exhibit (h)5(e) on 04/25/2016 (Accession No. 0000812797-16-000156)

6. Dreyfus
(a)
Participation Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(b)
Amendment to Participation Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(c)	Amendment 2 to Participation Agreement dated April 15, 2011 (Filed as Exhibit (h)7(g) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 to Participation Agreement dated April 25, 2012 (Filed as Exhibit (h)7(i) on 04/25/2014 (Accession No. 0000812797-14-000019)
(e)
Administrative Services Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(f)
Amendment to Administrative Services Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(g)	Amendment 2 to Administrative Services Agreement dated April 25, 2012 (Filed as Exhibit (h)7(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(h)
12b-1 Letter Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(i)	12b-1 Letter Agreement for Service Class Shares dated March 26, 2002 -- Filed as exhibit 99.h07(i) on 04/27/2015 (Accession No. 0000812797-15-000032)
(j)
Amendment to 12b-1 Letter Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(k)	Amendment 2 to 12b-1 Letter Agreement dated April 25, 2012 (Filed as Exhibit (h)7(h) on 04/25/2014 (Accession No. 0000812797-14-000019)
(l)	Rule 22c-2 (Supplemental) Agreement dated April 16, 2007 -- Filed as exhibit 99.h07(l) on 04/27/2015 (Accession No. 0000812797-15-000032)

7. DWS
(a)	Participation Agreement dated December 1, 2007 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated January 5, 2011 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 04/27/11)(Accession No. 0000898745-11-000198)
(c)	Amendment 2 to Participation Agreement dated May 1, 2011 (Filed as Exhibit (h)6(c) on 04/28/2014 (Accession No. 0000812797-14-000028)
(d)	Amendment 3 to Participation Agreement dated December 18, 2012 (Filed as Exhibit (h)6(d) on 04/28/2014 (Accession No. 0000812797-14-000028)
(e)	Amendment 4 to Participation Agreement dated April 10, 2013 (Filed as Exhibit (h)6(e) on 04/28/2014 (Accession No. 0000812797-14-000028)

3

8. Fidelity Distributors Corporation
(a)
Amended and Restated Participation Agreement dated December 20, 2004 (Incorporated by Reference from Exhibit (h)(6)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(b)	Services Agreement dated July 1, 1999 (Incorporated by Reference from Exhibit (h)(6)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Service Contract (Service Class Shares) dated August 2, 1999 (Incorporated by Reference from Exhibit (h)(6)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Service Contract (Initial Class Shares) dated March 1, 2000 (Incorporated by Reference from Exhibit (h)(6)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Service Contract (Class 2 shares) dated April 1, 2002 (Incorporated by Reference from Exhibit (h)(6)(e) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Rule 22c-2 Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(6)(f) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

9. Franklin Templeton
(a)	Amended and Restated Participation Agreement dated November 1, 2007 (Incorporated by Reference from Exhibit (h)(7)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Amended and Restated Participation Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Amended and Restated Participation Agreement dated August 16, 2010 (Incorporated by Reference from Exhibit (h)(7)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement Addendum dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 3 to Amended and Restated Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)	Amendment 4 to Amended and Restated Participation Agreement dated September 16, 2013 (Filed as Exhibit (h)10(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(g)	Amendment 5 to Amended and Restated Participation Agreement dated May 1, 2014 -- Filed as exhibit 99.h10(g) on 04/27/2015 (Accession No. 0000812797-15-000032)
(h)	Amendment 6 to Amended and Restated Participation Agreement dated September 16, 2014 -- Filed as exhibit 99.h10(h) on 04/27/2015 (Accession No. 0000812797-15-000032)
(i)	Administrative Services Agreement dated December 14, 2007 (Incorporated by Reference from Exhibit (h)(7)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Administrative Services Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 2 to Administrative Services Agreement dated April 20, 2011 (Incorporated by Reference from Exhibit (h)(7)(h) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 3 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(i) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(m)	Amendment 4 to Administrative Services Agreement dated May 24, 2013 -- Filed as Exhibit 99.h10(m) on 04/27/2015 (Accession No. 0000812797-15-000032)
(n)	Amendment 5 to Administrative Services Agreement dated May 1, 2014 -- Filed as Exhibit 99(h)(9)(n) on 04/27/2017 (Accession No. 0000812797-17-000067)
(o)	Amendment 6 to Administrative Services Agreement dated August 30, 2016 -- Filed as Exhibit 99(h)(9)(o) on 04/27/2017 (Accession No. 0000812797-17-000067)
(p)	Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(7)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(q)	Amendment to Shareholder Information Agreement (22c-2) dated April 2015 -- Filed as exhibit 99.h10(o) on 04/27/2015 (Accession No. 0000812797-15-000032)
(r)	Amendment to Participation Agreement Addendum dated March 31, 2015 -- Filed as exhibit 99.h10(p) on 04/27/2015 (Accession No. 0000812797-15-000032)
4

10. Invesco (formerly AIM Advisors, Inc.)
(a)	Participation Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated August 15, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 4 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 5 to Participation Agreement dated February 14, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(g)	Amendment 6 to Participation Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(h)	Amendment 7 to Participation Agreement dated April 29, 2005 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(i)	Amendment 8 to Participation Agreement dated May 1, 2006 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 9 to Participation Agreement dated April 30, 2010 (Incorporated by Reference from Exhibit (h)(8)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 10 to Participation Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 11 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(p) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Distribution Services Agreement dated October 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(2)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(p)
Amendment 1 to Administrative Services Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(8)(o) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(q)
Amendment 2 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(q) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(r) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

11. Janus
(a)
Fund Participation Agreement dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(9)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 2 to Participation Agreement October 16, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)
Amendment 4 to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h)(9)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

5

(f)
Amendment 5 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(9)(f) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)
Amendment 6 to Participation Agreement dated August 20, 2007 (Incorporated by Reference from Exhibit (h)(9)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(h)
Amendment 7 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 8 to Participation Agreement dated February 24, 2012 (Filed as Exhibit (h)13(o) on 04/25/2014 (Accession No. 0000812797-14-000019)
(j)	Amendment to Participation Agreement dated October 15, 2019 - Filed as Exhibit (h)11(j) on 04/28/2020 (Accession No. 0000812797-20-000057)
(k)
Distribution & Shareholder Services Agreement (Service Shares) dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(l)	Acceptance Letter of New Distribution and Shareholder Services Agreement dated October 19, 2001 -- Filed as exhibit 99.h13(k) on 04/27/2015 (Accession No. 0000812797-15-000032)
(m)
Amendment 1 to Distribution and Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(l) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)	Administrative Services Letter Agreement dated August 14, 2006 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Letter Agreement dated May 6, 2008 -- Filed as exhibit 99.h13(n) on 04/27/2015 (Accession No. 0000812797-15-000032)
(p)
Amendment 1 to Administrative Services Letter Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(m) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(q)
Supplemental Agreement dated April 12, 2007 to Distribution, Shareholder Servicing, Administrative Servicing and Fund/SERV Agreements Letter dated August 14, 2006 -- Filed as exhibit 99.h13(p) on 04/27/2015 (Accession No. 0000812797-15-000032)

(r)	Amendment to Administrative Services Letter Agreement dated October 15, 2019 - Filed as Exhibit (h)11(r) on 04/28/2020 (Accession No. 0000812797-20-000057)
(s)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(9)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(t)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(n) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(u)	Letter regarding Handling of Mutual Fund Orders dated May 20, 2005 -- Filed as exhibit 99.h13(s) on 04/27/2015 (Accession No. 0000812797-15-000032)
12. Lincoln
(a)	Participation Agreement with Lincoln Variable Insurance Products Trust dated April 26, 2021 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(b)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated May 1, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(c)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(d)	Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 26, 2021 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(e)	Amendment to Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(f)	Administrative Services Agreement with Lincoln Financial Investments Corporation dated May 1, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)
(g)	Amendment to Administrative Services Agreement with Lincoln Financial Investments Corporation dated April 29, 2024 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)

13. Lord Abbett
(a)	Participation Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(a) on 04/27/2017 (Accession No. 0000812797-17-000067)
6

(b)	Administrative Service Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(b) on 04/27/2017 (Accession No. 0000812797-17-000067)
(c)	Service Agreement Letter dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(c) on 04/27/2017 (Accession No. 0000812797-17-000067)
(d)	Support Payment Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(d) on 04/27/2017 (Accession No. 0000812797-17-000067)

14. MFS
(a)	Amended and Restated Participation Agreement dated May 1, 2013 (Filed as Exhibit (h)11(a) on 04/28/2014 (Accession No. 0000812797-14-000028)
(b)	Amended and Restated Fund/Serv Supplement dated May 1, 2013 (Filed as Exhibit (h)11(b) on 04/28/2014 (Accession No. 0000812797-14-000028)
(c)	Amended and Restated Administrative Services Letter dated April 1, 2016 -- Filed as Exhibit 99(h)(13)(c) on 04/27/2017 (Accession No. 0000812797-17-000067)
(d)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(m) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(9)(o) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

15. Principal Variable Contracts Funds, Inc.
(a)	Participation Agreement dated January 5, 2007 (Filed as Exhibit (h)19(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)
Amendment 1 to Participation Agreement dated June 1, 2007 (Incorporated by Reference from Exhibit (h)(12)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)	Amendment 2 to Participation Agreement dated January 1, 2010 (Filed as Exhibit (h)19(c) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 (letter) to Participation Agreement dated June 17, 2010 -- Filed as exhibit 99.h13(d) on 04/27/2015 (Accession No. 0000812797-15-000032)
(e)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(12)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 5 to Participation Agreement dated February 9, 2015 -- Filed as exhibit 99.h13(f) on 04/27/2015 (Accession No. 0000812797-15-000032)
(g)	Amendment 6 to Participation Agreement dated August 10, 2016 -- Filed as Exhibit 99(h)(14)(g) on 04/27/2017 (Accession No. 0000812797-17-000067)
(h)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)19(f) on 04/25/2014 (Accession No. 0000812797-14-000019)
(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Rule 12b-1 Letter Agreement dated December 30, 2009 (Filed as Exhibit (h)19(e) on 04/25/2014 (Accession No. 0000812797-14-000019)
(k)	Amendment 12b-1 Letter Agreement dated November 9, 2011 -- Filed as exhibit 99.h13(j) on 04/27/2015 (Accession No. 0000812797-15-000032)

16. Putnam
(a)
Participation Agreement dated May 1, 1998 (Incorporated by Reference from Exhibit (h)(14)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(14)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

7

(c)	Amendment 2 to Participation Agreement dated March 2, 2021 - Filed as Exhibit 99(h)15(c) on 04/29/2021 (Accession No. 0000812797-21-000063)
(d)
Marketing and Administrative Servicing Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Marketing and Administrative Servicing Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(13)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 2 to Marketing and Administrative Servicing Agreement dated December 1, 2011 -- Filed as exhibit 99.h18(e) on 04/27/2015 (Accession No. 0000812797-15-000030)
(g)	Amendment 3 to Marketing and Administrative Servicing Agreement dated March 2, 2021 - Filed as Exhibit 99(h)15(g) on 04/29/2021 (Accession No. 0000812797-21-000063)
(h)
Rule 22c-2 Agreement dated March 9, 2007 (Incorporated by Reference from Exhibit (h)(14)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(i)	Consent dated May 15, 2007 -- Filed as exhibit 99.h14(g) on 04/27/2015 (Accession No. 0000812797-15-000032)
(j)	Amendment 3 to Participation Agreement dated July 31, 2023 - Filed on 04/30/2024 (Accession No. 0000812797-24-000076)

17. TOPS (Northern Lights)
(a)	Participation Agreement dated May 1, 2012 (Filed as Exhibit (h)14(a) on 04/28/2014 (Accession No. 0000812797-14-000028)

18. Van Eck
(a)
Service Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Service Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Service Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(15)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Participation Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 2 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)	Amendment 4 to Participation Agreement dated May 10, 2022
(h)
Amendment 3 to Service Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 4 to Service Agreement dated as of May 1, 2012 (Filed as Exhibit (h)15(j) on 04/28/2014 (Accession No. 0000812797-14-000028)
(j)	Amendment 5 to Service Agreement dated May 1, 2018 (Filed as Exhibit(h)17(k) on 04/26/2019 (Accession No. 0000812797-19-000042)
(k)	Amendment 6 to Service Agreement dated October 15, 2019 - Filed as Exhibit (h)17(j) on 04/28/2020 (Accession No. 0000812797-20-000057)
(l)	Amendment 7 to Service Agreement dated May 10, 2022
(m)
Shareholder Information Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(14)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)
Amendment 1 to Shareholder Information Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

8

19. Wanger International
	(a)	Wanger Advisors Trust Participation Agreement dated April 28, 2015 -- Filed as Exhibit (h)17(a) on 04/25/2016 (Accession No. 0000812797-16-000156)
	(b)	Services Agreement dated May 1, 2015 -- Filed as Exhibit (h)17(b) on 04/25/2016 (Accession No. 0000812797-16-000156)

20. Wells Fargo
	(a)	Participation Agreement dated February 28, 2006 (Filed as Exhibit (h)16(a) on 04/28/2014 (Accession No. 0000812797-14-000028)
	(b)	Amendment 1 to Participation Agreement dated April 1, 2012 (Filed as Exhibit (h)16(b) on 04/28/2014 (Accession No. 0000812797-14-000028)
	(c)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)16(c) on 04/28/2014 (Accession No. 0000812797-14-000028)
	(d)	Amendment 1 to Rule 22c-2 Agreement dated March 20, 2012 (Filed as Exhibit (h)16(d) on 04/28/2014 (Accession No. 0000812797-14-000028)

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion - Filed as Exhibit 99.2 on 1/8/1996 (Accession No. 0000812797-96-000001) and was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(l)	Actuarial Opinion - N/A

(m)	Calculations - N/A

(n)	Other Opinions

	(1)	Consent of Ernst & Young LLP *

	(2)	Powers of Attorney - Filed as Ex 99.(n)(2) on 04/29/2022 (Accession No. 0000812797-22-000050) and Filed as Ex 99. (n)(2) on 04/27/2023 (Accession No. 0000812797-23-000057) for H. E. Mitchell

(o)	Omitted Financial Statements - N/A

(p)	Initial Capital Agreements - N/A

(q)	Redeemability Exemption -- Filed as Exhibit 99.q on 04/27/2015 (Accession No. 0000812797-15-000032)

(r)	Form of Initial Summary Prospectus - N/A

* Filed herein
9

Item 31. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
MARY E. BEAMS 711 High Street Des Moines, IA 50392	Director Member, Audit and Finance Committees
JOCELYN CARTER-MILLER 711 High Street Des Moines, IA 50392	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 711 High Street Des Moines, IA 50392	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
SCOTT M. MILLS 711 High Street Des Moines, IA 50392	Director Member, Audit, Executive and Nominating and Governance Committees
H. ELIZABETH MITCHELL 711 High Street Des Moines, IA 50392	Director Member, Audit and Nominating and Governance Committees
CLAUDIO MURUZABAL 711 High Street Des Moines, IA 50392	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 711 High Street Des Moines, IA 50392	Director Chair, Audit Committee Member, Finance Committee
BLAIR C. PICKERELL 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
CLARE S. RICHER 711 High Street Des Moines, IA 50392	Director Chair, Finance Committee Member, Human Resources and Executive Committees
ALFREDO RIVERA 711 High Street Des Moines, IA 50392	Director Member, Audit and Finance Committees
DEANNA D. STRABLE-SOETHOUT 711 High Street Des Moines, IA 50392	Director Chair of the Board, Executive Committee Principal Life: Chair, President and Chief Executive Officer
10

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

Name and Principal Business Address	Positions and Offices
CHRISTOPHER AGBE DAVIES (1)	Vice President, Associate General Counsel, & Interim Corporate Secretary
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	President and Chief Executive Officer - Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	President, Asia Pacific & Middle East
LISA M. COULSON(1)	Senior Vice President and Chief Human Resources Officer
GEORGE DJURASOVIC (1)	Interim General Counsel
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President - Benefits and Protection
TERESA M. HASSARA(1)	Senior Vice President - WSRS
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer & PGS
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President - Chief Risk Officer and General Account
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Executive Vice President and Chief Financial Officer
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1) 711 High Street
Des Moines, IA 50392

(2) Av Apoquindo 3600
Piso 10
Santiago, Chile

(3) 29/F, Sun Hung Kai Centre
30 Harbour Road
Hong Kong SAR China
11

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant, Principal Life Insurance Company Variable Life Separate Account, is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. The Registrant supports benefits payable under Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2025 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of the Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2025)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	100
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	94.14
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100
→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
12

→ Principal Real Estate S.á.r.l.	Luxembourg	100
→ Principal Real Estate SAS	France	100
→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100
→ Post Advisory Group, LLC*#<	Delaware	74.64
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Principal Workplace Ventures, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Investor Management (DIFC) Limited	UAE	100
→ Principal Global Investors (Australia) Limited*#	Australia	100
→ Principal Global Investors (Japan) Limited*#	Japan	100
→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
13

→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100
→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	100
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 34. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account and Principal National Life Insurance Company Variable Life Separate Account, registered unit investment trusts. Principal Securities, Inc. also acts as principal underwriter for index-linked annuity contracts issued by Principal Life Insurance Company.

14

(b)    Management

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Vivek Agrawal	Director
Principal Financial Group (1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Tom Drogan	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Head of Operations and Head of Supervision
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

Dawn Roberts	Chief Financial Officer
Principal Financial Group(1)

Nathan P. Schelhaas	Director
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309

15

(c)    Compensation from the Registrant

For the fiscal year ended December 31, 2025:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. (formerly Princor Financial Services Corporation)	$5,859,489	—	—	—

Item 35. Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.

Item 36. Management Services

N/A

Item 37. Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

16

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Des Moines and State of Iowa, on the 29th day of April, 2026.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board Executive Committee Principal Life, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board Executive Committee Principal Life, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. D. Strable-Soethout	Director, Chair of the Board, Executive	April 29, 2026
D. D. Strable-Soethout	Committee Principal Life, President and Chief Executive Officer

/s/ K. L. Wilhelm	Vice President and Controller	April 29, 2026
K. L. Wilhelm	(Principal Accounting Officer)

/s/ J. M. Pitz	Executive Vice President and Chief Financial Officer	April 29, 2026
J. M. Pitz	(Principal Financial Officer)

/s/ J. S. Auerbach*	Director	April 29, 2026
J. S. Auerbach

/s/ M. E. Beams*	Director	April 29, 2026
M. E. Beams

/s/ J. Carter-Miller*	Director	April 29, 2026
J. Carter-Miller

/s/ R. C. Hochschild*	Director	April 29, 2026
R. C. Hochschild

/s/ S. M. Mills*	Director	April 29, 2026
S. M. Mills

/s/ H. E. Mitchell*	Director	April 29, 2026
17

H. E. Mitchell

/s/ C. Muruzabal*	Director	April 29, 2026
C. Muruzabal

/s/ D. C. Nordin*	Director	April 29, 2026
D. C. Nordin

/s/ B. C. Pickerell*	Director	April 29, 2026
B. C. Pickerell

/s/ C. S. Richer*	Director	April 29, 2026
C. S. Richer

/s/ A. Rivera*	Director	April 29, 2026
A. Rivera

*By	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board, President and Chief Executive Officer
Attorney-in-fact pursuant to Powers of Attorney filed previously
18